As filed with the Securities and Exchange Commission on April 27, 2001


                                                              FILE NO. 333-44228

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST EFFECTIVE AMENDMENT NO. 1
                                       ON
                                    FORM S-6


                  FOR REGISTRATION UNDER THE SECURITIES ACT OF
                      1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                                  ------------

A. Exact name of trust:
                           JPF SEPARATE ACCOUNT A
B. Name of depositor:
                    JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. Complete address of depositor's principal executive offices:
                               One Granite Place
                               Concord, NH 03301
D. Name and complete address of agent for service:

                               Ronald R. Angarella
                                    President
                     Jefferson Pilot Securities Corporation
                                One Granite Place
                                Concord, NH 03301

                                   Copies to:

Charlene Grant, Esq.                  Joan E. Boros, Esq.
Jefferson Pilot Financial             1025 Thomas Jefferson Street, N.W.
  Company                             Suite 400 East
One Granite Place                     Washington, D.C.  20007-0805
Concord, NH 03301

                                 ------------

E. Title of securities being registered:
     Units of Interest in the Separate Account under Individual Flexible Premium Variable Life Insurance Policies.

F. Approximate date of proposed public offering:
     As soon as practicable after the effective date.

  The Registrant is registering an indefinite amount of securities pursuant to
Section 24(f) of the Investment Company Act of 1940.

  Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

                                 May 20, 2001

                                 Ensemble EXEC

                             JPF Separate Account A

                Flexible Premium Variable Life Insurance Policy

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
 SERVICE OFFICE: One Granite Place, Concord, New Hampshire 03301   800-258-3648
--------------------------------------------------------------------------------

This Prospectus describes the Ensemble EXEC Variable Life Insurance Policy ("Ensemble EXEC" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company") and designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship. The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Net Accumulation Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:


JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio
JPVF S&P 500 Index Portfolio
JPVF Small-Cap Value Portfolio
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
American Century VP International Fund
Ayco Large Cap Growth Fund I
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
PIMCO Total Return Bond Portfolio Templeton International Securities
 Fund: Class 2

We will continue to allocate your premium payments to the Divisions that invest in the Oppenheimer Strategic Bond Fund/VA, the Oppenheimer Bond Fund/VA and the JPVF Global Hard Assets Portfolio if you provided us with written allocation instructions dated prior to May 1, 2001 directing us to do so.


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble EXEC insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------------------


                                                     Page
                                                    -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    8
ALLOCATION OF PREMIUMS ............................    9
 Separate Account Investments .....................    9
 Investment Advisers and Objectives for
  each of the Funds ...............................    9
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   12
 Fund Additions, Deletions or Substitutions .         12
 General Account ..................................   13
POLICY CHOICES ....................................   13
 General ..........................................   13
 Detailed Information about the Policy ............   13
 Premium Payments .................................   13
 Modified Endowment Contract ......................   13
 Compliance with the Internal Revenue
  Code ............................................   14
 Death Benefit Options ............................   14
 Transfers and Allocations to Funding
  Options .........................................   16
 Telephone Transfers, Loans and
  Reallocations ...................................   16
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   17
POLICY VALUES .....................................   18
 Accumulation Value ...............................   18
 Unit Values ......................................   19
 Net Investment Factor ............................   19
 General Account Value ............................   19
 Surrender Value ..................................   19
POLICY RIGHTS .....................................   19
 Surrenders .......................................   19
 Withdrawals ......................................   19
 Grace Period .....................................   20

                                                    Page
                                                    -----
 Reinstatement of a Lapsed or Terminated
  Policy ..........................................   20
 Coverage Beyond Insured's Attained
  Age 100 .........................................   20
 Right to Defer Payment ...........................   20
 Policy Loans .....................................   20
 Policy Changes ...................................   21
 Right of Policy Examination ......................   22
 Supplemental Benefits ............................   23
DEATH BENEFIT .....................................   23
POLICY SETTLEMENT .................................   23
 Settlement Options ...............................   23
THE COMPANY .......................................   24
DIRECTORS & OFFICERS ..............................   26
ADDITIONAL INFORMATION ............................   28
 Reports to Policyowners ..........................   28
 Right to Instruct Voting of Fund Shares ..........   28
 Disregard of Voting Instructions .................   28
 State Regulation .................................   29
 Legal Matters ....................................   29
 The Registration Statement .......................   29
 Financial Statements .............................   29
 Employment Benefit Plans .........................   29
 Distribution of the Policy .......................   29
 Independent Auditors .............................   29
GROUP OR SPONSORED ARRANGEMENTS                       30
TAX MATTERS .......................................   30
 General ..........................................   30
 Federal Tax Status of the Company ................   30
 Life Insurance Qualification .....................   30
 Charges for JP Financial Income Taxes ............   33
MISCELLANEOUS POLICY PROVISIONS ...................   33
 The Policy .......................................   33
 Payment of Benefits ..............................   33
 Suicide and Incontestability .....................   34
 Protection of Proceeds ...........................   34
 Nonparticipation .................................   34
 Changes in Owner and Beneficiary;
  Assignment ......................................   34
 Misstatements ....................................   34
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND DEATH
 BENEFITS .........................................  A-1


--------------------------------------------------------------------------------

 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthday.

Allocation Date: The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age: The Insured's age at the last Policy Anniversary.

Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.

Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

Death Benefit: The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: The methods for determining the Death Benefit.

Division: A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured: The person on whose life the Policy is issued.

Issue Age: The Age of the Insured on the Policy's Issue Date.

Issue Date: The effective date on which we issue the Policy.

Load Basis Amount: An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge. The maximum Load Basis Amount is $66.65, resulting in an Acquisition Charge of $.40 per $1000 of Specified Amount in Years 1 through 10.

Loan Value: Generally, 100% of the Policy's Net Accumulation Value on the date of a loan.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Accumulation Value: Accumulation Value less Policy Debt.

Net Premium: The gross premium less a 2.5% State Premium Tax Charge, a 1.25% Federal DAC Tax Charge and a 3% Premium Load. We currently do not intend to assess the Premium Load beginning in the 11th Policy Year.

Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy from which policy years, policy months and policy anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

Policy Debt: The principal of any loans outstanding against the Policy, plus the accrued loan interest which has not been paid.

Portfolio: A separate investment series of one of the Funds.

Premium Load: A charge we assess against premium payments.

Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

Refund of Sales Charges: A refund we make of all first-year acquisition charges, Premium Load and administrative charges you paid if you surrender your Policy in the first two Policy Years.

SEC: Securities and Exchange Commission.

Separate Account A or the Separate Account: JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

Service Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Specified Amount: The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.


Surrender Value: Net Accumulation Value plus Refund of Sales Charges if the surrender occurs in the first two Policy years.


Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.


Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.


Valuation Period: The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

policy summary
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

We designed Ensemble EXEC primarily to be used in multi-life situations where the insureds share common employment or have a business relationship. The Policy may be owned by a corporation, trust, association or other similar entity. You may use the Policy to informally fund non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits or other purposes.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon partial withdrawals.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications, endorsements and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of planned premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. Under Option 3, the Death Benefit equals the Specified Amount plus total premiums paid, less any withdrawals. We may make other options available. We will reduce the Death Benefit proceeds by any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. The initial premium must be paid at issue. The initial premium is based on Issue Age, underwriting class and Specified Amount. No premium payment may be less than $250 ($50 for electronic fund transfers). We will send you premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.

the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984. Following the Company's redomestication to Nebraska effective June 12, 2000, the Separate Account is governed by Nebraska law, under which the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policies presently offer twenty-six Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

>CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

[DIAMOND] a state premium tax charge of 2.5% unless otherwise required by state law (1.0% in Oregon and 2.35% in California).

          The state premium tax charge reimburses us for taxes we pay to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax.

[DIAMOND] a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

[DIAMOND] a Premium Load which we currently do not intend to assess after the 10th Policy Year and which is guaranteed not to exceed 3% of premium.


We also apply the premium charges to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.


>CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first ten Policy Years equal to 0.6% of the Load Basis Amount, plus

iv) the cost of optional benefits provided by rider.

v) a monthly acquisition charge during the first 120 months following any increase in Specified Amount.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 0.6% of the Load Basis Amount in Policy Years 1 through 10 (7.2% annually). The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $.40 per $1000 of Specified Amount in years 1 through 10. This charge does not vary with the amount of premium paid. We will also deduct a pro-rated acquisition charge on increases in Specified Amount. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge compensates us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by the Acquisition Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality Risk and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

Refund of Sales Charges. If you surrender your Policy within the first two policy years, we will refund to you all first-year acquisition charges, Premium Load and administrative charges you paid.

This guaranteed refund is available only upon surrender in the first two Policy Years. If the Policy has additional coverage due to a Supplemental Coverage Rider, the refund of Premium Load and Administrative Charges will be reduced by the percentage of total coverage that is due to the Supplemental Coverage Rider.

>CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.40% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers or Withdrawal

We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

>CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS


Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

Portfolio Company Annual Expenses

                    (as a percentage of average net assets)
                                                                                                  Total Portfolio
                                                             Management            Other              Annual
                                                                Fees              Expenses           Expenses
                                                           (After Expense      (After Expense     (After Expense
                                                          Reimbursements)     Reimbursements)     Reimbursements)
                                                          ---------------     ---------------     ---------------
JPVF Growth Portfolio ................................          0.75%               0.09%              0.84%
JPVF Emerging Growth Portfolio .......................          0.80%               0.08%              0.88%
JPVF Mid-Cap Growth Portfolio ........................          0.90%               0.14%(1)           1.04%
JPVF Capital Growth Portfolio ........................          0.97%               0.05%              1.02%
JPVF Global Hard Assets(3) ...........................          0.75%               0.35%              1.10%
JPVF Small Company Portfolio .........................          0.75%               0.08%              0.83%
JPVF Mid-Cap Value Portfolio .........................          1.05%               0.14%(1)           1.19%
JPVF S&P 500 Index Portfolio .........................          0.24%               0.04%              0.28%(2)
JPVF Small-Cap Value Portfolio .......................          1.30%               0.14%(1)           1.44%
JPVF Value Portfolio .................................          0.75%               0.06%              0.81%
JPVF International Equity Portfolio ..................          1.00%               0.15%              1.15%
JPVF World Growth Stock Portfolio ....................          0.75%               0.10%              0.85%
JPVF Balanced Portfolio ..............................          0.75%               0.09%              0.84%
JPVF High Yield Bond Portfolio .......................          0.75%               0.42%              1.17%
JPVF Money Market Portfolio ..........................          0.50%               0.07%              0.57%
American Century VP International Fund ...............          1.23%               0.00%              1.23%
Ayco Large Cap Growth Fund I .........................          0.80%               0.20%              1.00%
MFS Research Series ..................................          0.75%               0.10%              0.85%
MFS Utilities Series .................................          0.75%               0.15%              0.90%
Oppenheimer Bond Fund/VA(3) ..........................          0.72%               0.04%              0.76%
Oppenheimer Strategic Bond Fund/VA(3) ................          0.74%               0.05%              0.79%
PIMCO Total Return Bond Portfolio ....................          0.40%               0.25%              0.65%
VIP Equity-Income Portfolio ..........................          0.48%               0.08%              0.56%(4)
VIP Growth Portfolio .................................          0.57%               0.08%              0.65%(4)
VIP II Contrafund[RegTM] Portfolio ...................          0.57%               0.09%              0.66%(4)
Templeton International Securities Fund: Class 2 .....          0.67%               0.45%              1.12%(5)

(1) "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2001.

(2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.33%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(3) This Portfolio is only available if your Policy was placed prior to May 1, 2001, and you gave us written instructions to allocate premium payments or transfer Accumulation Value pursuant to our dollar cost averaging or automatic rebalancing programs to the Portfolio.

(4) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.55% for the VIP Equity-Income Portfolio, 0.64% for the VIP Growth Portfolio and 0.63% for the VIP II Contrafund[RegTM] Porfolio.

(5) Class 2 of the Templeton International Securities Fund has a distribution plan or "Rule 12b-1 Plan," described in the Fund's prospectus, under which it pays the Distributor 0.25% per year of average net assets invested in the fund's Class 2 shares, which is included in "Other Expenses" herein.


Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy. These reimbursements are paid by the advisers and are not charged to the Portfolios.

For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Addi-tional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)258-3648 x7719.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Accumulation and Surrender Values and current mortality assumptions which you may request after the Policy Date.

allocation of premiums
--------------------------------------------------------------------------------

You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


>SEPARATE ACCOUNT INVESTMENTS


The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection.


The Separate Account is currently divided into 26 divisions, which invest in Portfolios of the following open-end investment management companies:

Jefferson Pilot Variable Fund, Inc. ("JPVF")
American Century Variable Portfolios, Inc.
Ayco Series Trust
Fidelity[RegTM] Variable Insurance Products Fund ("VIP")
Fidelity[RegTM] Variable Insurance Products Fund II ("VIP II")
MFS[RegTM] Variable Insurance Trust
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust
Franklin Templeton Variable Insurance Products Trust

Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

>INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.
American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Fidelity Management and Research Company "FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. OppenheimerFunds, Inc. is the investment adviser to the Oppenheimer Variable Account Funds. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

-------------------------------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                                MANAGER
-------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                   Capital growth by investing primarily in equity          Strong Capital
                                        securities that the Sub-Investment Manager               Management, Inc.
                                        believes have above-average growth prospects.
-------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio          Long-term growth of capital. Dividend and                MFS
                                        interest income from portfolio securities, if any, is
                                        incidental to the Portfolio's investment objective
                                        of long-term growth.
-------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio           Seeks capital appreciation.                              Turner Investment
                                                                                                 Partners, Inc.
-------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio           Seeks capital growth. Realization of income is           Janus Capital
                                        not a significant investment consideration and           Corporation
                                        any income realized will be incidental.
-------------------------------------------------------------------------------------------------------------------------
JPVF Global Hard Assets                 Seeks long-term capital appreciation.                    Van Eck Associates
 Portfolio(2)                                                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio            Seeks growth of capital. The Portfolio pursues its       Lord, Abbett &
                                        objective by investing primarily in a diversified        Company
                                        portfolio of equity securities issued by small
                                        companies.
-------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio            Seeks capital appreciation.                              Wellington Management
                                                                                                 Company
-------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Portfolio(1)         Seeks investment results that correspond to the          Barclays Global Fund
                                        total return of common stocks publicly traded in         Advisors
                                        the United States, as represented by the S&P 500.
-------------------------------------------------------------------------------------------------------------------------
JPVF Small-Cap Value Portfolio          Seeks long-term capital appreciation by investing        Dalton, Greiner,
                                        primarily in securities of small-cap companies.          Hartman, Maher & Co.
-------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                    Long-term growth of capital by investing                 Credit Suisse Asset
                                        primarily in a wide range of equity issues that          Management, LLC
                                        may offer capital appreciation and, secondarily,
                                        seeks a reasonable level of current income.
-------------------------------------------------------------------------------------------------------------------------
JPVF International Equity Portfolio     Long-term growth of capital through investments          Lombard Odier
                                        in securities whose primary trading markets are          International Portfolio
                                        outside the United States.                               Management Limited
-------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio       Long-term growth through a policy of investing           Templeton Investment
                                        primarily in stocks of companies organized in the        Counsel, LLC
                                        U.S. or in any foreign nation. A portion of the
                                        Portfolio may also be invested in debt obligations
                                        of companies and governments of any nation.
                                        Any income realized will be incidental.
-------------------------------------------------------------------------------------------------------------------------
American Century VP                     Seeks capital growth.                                    American Century
 International Fund
-------------------------------------------------------------------------------------------------------------------------
Ayco Large Cap Growth Fund I            Seeks long-term growth of capital.                       Ayco
-------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                    Seeks to achieve capital appreciation.                   FMR
-------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio             Seeks reasonable income by investing primarily           FMR
                                        in income-producing equity securities. In
                                        choosing these securities the Portfolio will also
                                        consider the potential for capital appreciation.
                                        The Portfolio's goal is to achieve a yield which
                                        exceeds the composite yield on the securities
                                        comprising the Standard & Poor's Composite
                                        Index of 500 Stocks (S&P 500).
-------------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio      Seeks long-term capital appreciation.                    FMR
-------------------------------------------------------------------------------------------------------------------------
MFS Research                            Seeks to provide long-term growth of capital and         MFS
                                        future income.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                                MANAGER
-------------------------------------------------------------------------------------------------------------------------
MFS Utilities                           Seeks capital growth and current income (income          MFS
                                        above that is available from a portfolio invested
                                        entirely in equity securities).
-------------------------------------------------------------------------------------------------------------------------
Templeton International Securities      Seeks long-term capital growth.                          Templeton Investment
 Fund: Class 2                                                                                   Counsel, LLC
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                                MANAGER
-------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                 Reasonable current income and long-term capital          Janus Capital
                                        growth, consistent with conservation of capital,         Corporation
                                        by investing primarily in common stocks and
                                        fixed income securities.
-------------------------------------------------------------------------------------------------------------------------

(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

(2) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.

-------------------------------------------------------------------------------------------------------------------------
                                        FIXED INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                                Manager
-------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio          High level of current income by investing                MFS
                                        primarily in corporate obligations with emphasis
                                        on higher yielding, higher risk, lower-rated or
                                        unrated securities.
-------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio             Seeks to achieve as high a level of current              MFS
                                        income as is consistent with preservation of
                                        capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA (1)            Seeks a high level of current income. As a               OppenheimerFunds Inc.
                                        secondary objective, seeks capital growth when
                                        consistent with its primary objective.
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond              Seeks a high level of current income principally         OppenheimerFunds Inc.
 Fund/VA (1)                            derived from interest on debt securities and to
                                        enhance such income by writing covered call
                                        options on debt securities.
-------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Bond                 Seeks maximum total return, consistent with              PIMCO
 Portfolio                              preservation of capital and prudent investment
                                        management.
-------------------------------------------------------------------------------------------------------------------------

(1) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolio may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accomanying prospectuses of the Portfolio for more complete information about their investment policies and restrictions.

>MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

>FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 10 above; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectuses for the Portfolios.

>GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.


The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we chose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

policy choices
--------------------------------------------------------------------------------

>GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. The Policy is issued on a guaranteed issue or simplified issue basis. The Insured must be no younger than age 15 and no older than age 70. Smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

>DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes the standard Ensemble EXEC flexible premium variable universal life insurance policy. There may be variations in your policy because of specific state requirements in the state where your Policy is issued. We will describe any such variations in your Policy or in Supplements to this Prospectus, as appropriate.

>PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers).

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Net Accumulation Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

>MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep the Policy in compliance.

>COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.

Backdating

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, we will assess policy fees and charges from the Policy Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

Allocation of Premiums

We will allocate premium payments, net of the premium tax charge, Federal DAC tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

>DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

Option 1: The Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Death of the Insured multiplied by the corridor percentage, as described below.

Option 2: The Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the Death of the Insured or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Option 3: The Death Benefit equals the current specified amount plus the total premiums paid less any withdrawals to the date of death. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

Death Benefit Qualification Test

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

Following are the Corridor Percentages under the Guideline Premium Test:

                              Corridor Percentages
                      (Attained Age of the Insured at the
                        Beginning of the Contract Year)

 Age      %       Age      %       Age      %       Age        %
 ---     ---      ---     ---      ---     ---      ---       ---
0-40     250%      50     185%      60     130%       70      115%
  41     243       51     178       61     128        71      113
  42     236       52     171       62     126        72      111
  43     229       53     164       63     124        73      109
  44     222       54     157       64     122        74      107
  45     215       55     150       65     120      75-90     105
  46     209       56     146       66     119        91      104
  47     203       57     142       67     118        92      103
  48     197       58     138       68     117        93      102
  49     191       59     134       69     116       94+      101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

The tests differ as follows:

(1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

(3) If you wish to pay premiums in excess of the guideline premium test limitation, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

The following example demonstrates the Death Benefits under Options 1, 2 and 3 for the cash value accumulation test and the guideline premium test. The example shows an Ensemble EXEC Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                          Cash Value      Guideline
                                         Accumulation      Premium
                                             Test           Test
                                         ------------     ---------
Specified Amount ....................    100,000          100,000
Accumulation Value ..................     52,500           52,500
Corridor Percentage .................        294%             215%
 Total Premiums less Withdrawals.....     15,000           15,000
Death Benefit Option 1 ..............    154,088          112,875
Death Benefit Option 2 ..............    154,088          152,500
Death Benefit Option 3 ..............    154,088          115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

The Death Benefit will be set at 101% of the Cash Value on the Policy Anniversary Date nearest the Insured's Attained Age 100.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 3 to Option 2, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option 3 to Option 1, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options 1 or 2 to Option 3. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.

>TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. Transfers of any Net Premium payments received prior to the Allocation Date from the General Account to the Divisions on the Allocation Date, loan repayments, transfers in connection with Dollar Cost Averaging and transfers in connection with Portfolio Rebalancing will not count against the 20 transfers. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowner the Separate Account or you.

>TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing

Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

>AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals generally results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


We will continue to make automated transfers under the Dollar Cost Averaging or Portfolio Rebalancing programs to the Divisions that invest in the JPVP Global Hard Assets Portfolio, the Oppenheimer Bond Fund/VA and the Oppenheimer Strategic Bond Fund/VA if you provided us with written instructions to do so and your Policy was placed prior to May 1, 2001.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Portfolio's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

policy values
--------------------------------------------------------------------------------

>ACCUMULATION VALUE

The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus

(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

(ii) is the amount allocated to the Divisions at the beginning of the Policy
Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.

>UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

>NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

>GENERAL ACCOUNT VALUE

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

>SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Net Accumulation Value on the date of surrender; plus (b) a Refund of Sales Charges if the surrender takes place in the first two Policy Years.

policy rights
--------------------------------------------------------------------------------

>SURRENDERS

By Written Request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

>WITHDRAWALS

By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the Withdrawal will be deducted from the amount of the Accumulation Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Net Accumulation Value.

Withdrawals will generally affect the Policy's Accumulation Value and the life insurance proceeds payable under the Policy as follows.

[DIAMOND] The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus the $50 charge;

[DIAMOND] The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option 3, a Withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

>GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Net Accumulation Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status".

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

>REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

[DIAMOND] The Policy has not been fully surrendered.

[DIAMOND] You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

[DIAMOND] We must receive evidence of insurability satisfactory to us.

[DIAMOND] We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

[DIAMOND] If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

[DIAMOND] Supplemental Benefits will be reinstated only with our consent. (See
          Grace Period and Premium Payments)

>COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Insured's Attained Age 100, we will make several changes to your Policy. At that point and thereafter, the Specified Amount will equal the current Accumulation Value. The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt. We will no longer deduct any Cost of Insurance charges or monthly Administrative Charges, the Monthly Accumulation Value Adjustment will cease and no new premiums will be accepted.

>RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

>POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Net Accumulation Value at the end of the Valuation Period during which the loan request is received.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Accumulation Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Accumulation Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

>POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under attained age 86 and you send us a written request and the Policy to Our home office. However:

[DIAMOND] Any increase must be at least $5,000 for a simplified or guaranteed issue

[DIAMOND] Any decrease must be at least $25,000

[DIAMOND] Any increase or decrease will affect your cost of insurance charge

[DIAMOND] Any increase or decrease may affect the monthly Accumulation Value
          Adjustment

[DIAMOND] We may require evidence of insurability for an increase

[DIAMOND] Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

[DIAMOND] Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

[DIAMOND] We will assess a charge against the Accumulation Value on the Monthly
          Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, attained age, and rating class of the Insured at the time of the increase

[DIAMOND] Any increase will result in a new Acquisition Charge for the 120 months following the increase;

[DIAMOND] Any decrease may result in federal tax implications (See "Federal Tax
          Matters")

[DIAMOND] No decrease may decrease the Specified Amount below $25,000.

[DIAMOND] Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

[DIAMOND] We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a modified endowment contract because of additional 1035 exchange money we receive after the policy is issued

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

[DIAMOND] The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.

[DIAMOND] Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

[DIAMOND] If you change from Option 1 to Option 2 the Specified Amount will be decreased by the Accumulation Value.

[DIAMOND] If you change from Option 2 to Option 1, the Specified Amount will be increased by the Accumulation Value.

[DIAMOND] If you change from Option 3 to Option 1, the Specified Amount will be increased by the total premiums paid less any withdrawals.

[DIAMOND] If you change from Option 3 to Option 2, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

[DIAMOND] Changes from Option 1 to 2 or from Option 3 to Option 1 or 2 will be allowed at any time while this Policy is in force, We will not require evidence of insurability for this change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below the minimum of $25,000, we will increase the Specified Amount to $25,000.

Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination) Changes to Option 3 are not allowed.


>RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

>SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:


[DIAMOND] Death Benefit Maintenance Rider--provides a death benefit beyond the Insured's age 100, subject to the terms of the rider.


[DIAMOND] Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

[DIAMOND] Supplemental Coverage Rider--provides additional coverage to the Policy, subject to the terms of the rider.

These riders may not be available in all states.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

death benefit
--------------------------------------------------------------------------------

The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

>SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.

the company
--------------------------------------------------------------------------------


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991 and redomesticated to Nebraska effective June 12, 2000. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. Effective in December of 2000, the Company redomesticated to Nebraska and is now a Nebraska life insurance company. JP Financial's service center is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


At December 31, 2000 the Company and its subsidiaries had total assets of approximately $6.1 billion and had $171.1 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $27.3 billion.

We write individual life insurance and annuities and are subject to Nebraska law governing insurance.


Effective August 1, 2000, Alexander Hamilton Life and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the state of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. GLIC did not have any separate accounts or insurance contracts registered with the SEC. All of the Contracts issued by Alexander Hamilton Life before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life, and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance has approved the merger.


We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------------------

                           MANAGEMENT OF JP FINANCIAL
               Executive Officers and Directors of JP Financial


                               Directors

                               Principal Occupation and
Name                           Business Address
-----------------------------------------------------------------------------------------
Robert D. Bates .............. Executive Vice President
                               8801 Indian Hills Drive
                               Omaha, Nebraska 68114
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Hoyt J. Phillips ............. Senior Vice President (also serves as Senior Vice President of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

                   Executive Officers (Other Than Directors)
                   -----------------------------------------

Name                            Position
----                            --------
Mark E. Konen ................. Executive Vice President
Reggie D. Adamson ............. Senior Vice President
Ronald R. Angarella ........... Senior Vice President
Wayne M. Benseler ............. Senior Vice President
Sandra K. Callahan ............ Senior Vice President
Leonard A. Cavallaro .......... Senior Vice President
Phillip Elam II ............... Senior Vice President
Donald M. Kane ................ Senior Vice President
Paul D. Ochsner ............... Senior Vice President
Bruce G. Parker, Jr. .......... Senior Vice President
Hal B. Phillips, Jr. .......... Senior Vice President
Richard T. Stange ............. Senior Vice President, Deputy General Counsel
James R. Abernathy ............ Vice President
Peter Baldini ................. Vice President
Rick L. Bender ................ Vice President
David K. Booth ................ Vice President
Jennifer K. Bowen ............. Vice President
H. Lusby Brown ................ Vice President
Margaret O. Cain .............. Vice President
James R. Castle ............... Vice President

Name                                 Position
----                                 --------
Michael A. Cataldo ................. Vice President
Thomas R. Charest .................. Vice President
Wendolyn J. Chase .................. Vice President
Dean F. Chatlain ................... Vice President
John A. Cindia ..................... Vice President
Rebecca M. Clark ................... Vice President
Jeffrey D. Coutts .................. Vice President
Daniel T. Cowperthwaite ............ Vice President
Patricia B. Creedon ................ Vice President
Bradford Crockett .................. Vice President
Robert Culver ...................... Vice President
Charles D. Cunningham, Jr. ......... Vice President
Gary E. Dace ....................... Vice President
Nicholas E. Dayan .................. Vice President
Richard C. Dielensnyder ............ Vice President
Kenneth S. Dwyer ................... Vice President
Henry C. Edmiston, Jr. ............. Vice President
Peter N. Ellinwood ................. Vice President
Ronald H. Emery .................... Vice President
Randal J. Freitag .................. Vice President
Mark P. Gilbert .................... Vice President
William W. Hanby ................... Vice President
Carol. R. Hardiman ................. Vice President
Thomas Heffron ..................... Vice President
James A. Hoffman, II ............... Vice President
C. Lindsay Ingram .................. Vice President
Chris J. Jakubson .................. Vice President
Maureen A. Kimball ................. Vice President
John L. Knowles, Jr. ............... Vice President
Patrick A. Lang .................... Vice President
Shari J. Lease ..................... Vice President
Edwin J. Lewandowski ............... Vice President
Valerie W. Loftin .................. Vice President
H. Scott Lane ...................... Vice President
Kurt Lustinger ..................... Vice President
Paul E. Mason ...................... Vice President
James. E. MacDonald, Jr. ........... Vice President
Steven R. McManis .................. Vice President
Marvin L. Maynard .................. Vice President
Donna L. Metcalf ................... Vice President
Fred O. Meuschke ................... Vice President
W. Hardee Mills, Jr. ............... Vice President
Thomas E. Murphy, Jr. M.D. ......... Vice President
Robert A. Peters ................... Vice President
Robert A. Reed ..................... Vice President, Secretary
Ronald W. Reed ..................... Vice President
Robert C. Risk ..................... Vice President
Daniel W. Rood ..................... Vice President
James M. Sandelli .................. Vice President
Susan C. Schoenfeld ................ Vice President
Julianne H. Sherrets ............... Vice President
Russell C. Simpson ................. Vice President and Treasurer
Francis A. Sutherland, Jr. ......... Vice President
Cynthia K. Swank ................... Vice President
John A. Thomas ..................... Vice President
John S. Valickus ................... Vice President

Name                           Position
----                           --------
John C. Wayland ............   Vice President
John A. Weston .............   Vice President
Robert H. Whalen ...........   Vice President
Stephen Zahumensky .........   Vice President


The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.

additional information
--------------------------------------------------------------------------------

>REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Surrender Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1. policy issue;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

>RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

>DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

>STATE REGULATION

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities.

>LEGAL MATTERS

We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

>THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

>FINANCIAL STATEMENTS

Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account. Our most current audited financial statements are as of the end of the most recent fiscal year.

>EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

>DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed the following: 35% of first year target premium and 10% of first year excess premium; 20% of second through fifth year target premium and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


>INDEPENDENT AUDITORS

The financial statements of the JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2000, and for the periods indicated therein, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2000, and for each of the three years in the period ended December 31, 2000, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


group or sponsored arrangements
--------------------------------------------------------------------------------

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

>GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

>FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

>LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

If the Insured reaches age 100, the Death Benefit will be set at 101% of the Accumulation Value of the Policy. We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

>CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

miscellaneous policy provisions
--------------------------------------------------------------------------------

>THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

>PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

>SUICIDE AND INCONTESTABILITY

Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

>PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

>NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

>CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

>MISSTATEMENTS
If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

appendix a
--------------------------------------------------------------------------------

>ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Surrender Values and Death Benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Surrender Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The Surrender Value exceeds the Accumulation Value during the first two policy years due to the refund of Sales Charges feature.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Surrender Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Surrender Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Surrender Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Surrender Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III death benefits are illustrated.

The amounts shown for the death benefit, Accumulation Values, and Surrender Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .76% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .13% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2000. The .76% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .13% expense figure is an average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the American Century VP International Fund, the Ayco Large Cap Growth Portfolio, the Templeton International Securities Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios, MFS Portfolios and the PIMCO Total Return Bond Portfolio. The investment advisor and Jefferson Pilot Variable Fund have entered into an expense reimbursement plan with the S&P 500 Index Portfolio whereby the advisor reimburses the fund at an annual rate of 0.28% of average daily net assets. The investment advisor to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II has also entered into similar expense reimbursement plans with the Equity-Income Portfolio (.01%), the Growth Portfolio (.01%) and the Contrafund Portfolio (.03%). Had these arrangements not been in place, the expense ratio would have been increased by .01% for a total of .14%.


These expense reimbursement arrangements are expected to continue past the current year. Expenses for the Templeton International Securities Fund: Class 2, the Fidelity Equity Income, Growth, and Contrafund Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the divisions of Separate Account A in Policy Years 1 through 25 and 0.40% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.46%, 4.54% and 10.54%, respectively, on a current basis, and -1.71%, 4.29% and 10.29% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal DAC tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 0.6% of the Load Basis Amount is per month in Policy Years 1 through 10 has been deducted. The Load Basis Amount varies by Sex, Issue Age and rating class of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Surrender Values and death benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Surrender Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                   ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -----------------------------------------------   ---------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER        DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)       BENEFIT(3)         VALUE(3)        VALUE(3)      BENEFIT(3)
------    --------------    --------------   -----------   ----------------   --------------   -----------   --------------
   1            2,100              1,513          1,875        100,000               1,345          1,708        100,000
   2            4,305              3,169          3,531        100,000               2,798          3,160        100,000
   3            6,620              4,983          4,983        100,000               4,367          4,367        100,000
   4            9,051              6,981          6,981        100,000               6,065          6,065        100,000
   5           11,604              9,187          9,187        100,000               7,903          7,903        100,000
   6           14,284             11,628         11,628        100,000               9,895          9,895        100,000
   7           17,098             14,328         14,328        100,000              12,052         12,052        100,000
   8           20,053             17,313         17,313        100,000              14,387         14,387        100,000
   9           23,156             20,619         20,619        100,000              16,917         16,917        100,000
  10           26,414             24,271         24,271        100,000              19,659         19,659        100,000
  11           29,834             28,483         28,483        100,000              22,750         22,750        100,000
  12           33,426             33,142         33,142        100,000              26,116         26,116        100,000
  13           37,197             38,305         38,305        100,000              29,793         29,793        100,000
  14           41,157             44,036         44,036        100,000              33,833         33,833        100,000
  15           45,315             50,403         50,403        100,000              38,288         38,288        100,000
  16           49,681             57,446         57,446        100,000              43,212         43,212        100,000
  17           54,265             65,300         65,300        100,000              48,668         48,668        100,000
  18           59,078             74,063         74,063        100,000              54,731         54,731        100,000
  19           64,132             83,854         83,854        103,979(4)           61,491         61,491        100,000
  20           69,439             94,718         94,718        115,555(4)           69,060         69,060        100,000
  25          100,227            169,065        169,065        196,115(4)          122,320        122,320        141,892(4)
  30          139,522            293,704        293,704        314,263(4)          210,107        210,107        224,815(4)
  35          189,673            502,916        502,916        528,061(4)          355,015        355,015        372,766(4)
  40          253,680            848,413        848,413        890,834(4)          585,735        585,735        615,021(4)
  45          335,370          1,412,395      1,412,395      1,483,015(4)          942,874        942,874        990,017(4)
  50          439,631          2,352,140      2,352,140      2,375,662(4)        1,524,887      1,524,887      1,540,136(4)

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                  ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -----------------------------------------------   -------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER          DEATH         ACCUMULATION     SURRENDER        DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)        BENEFIT(3)         VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    -------------   --------------   --------------   -------------    ------------   ------------
   1            2,100              1,513          1,875        100,000              1,345          1,708        100,000
   2            4,305              3,169          3,531        100,000              2,798          3,160        100,000
   3            6,620              4,983          4,983        100,000              4,367          4,367        100,000
   4            9,051              6,981          6,981        100,000              6,065          6,065        100,000
   5           11,604              9,187          9,187        100,000              7,903          7,903        100,000
   6           14,284             11,628         11,628        100,000              9,895          9,895        100,000
   7           17,098             14,328         14,328        100,000             12,052         12,052        100,000
   8           20,053             17,313         17,313        100,000             14,387         14,387        100,000
   9           23,156             20,619         20,619        100,000             16,917         16,917        100,000
  10           26,414             24,271         24,271        100,000             19,659         19,659        100,000
  11           29,834             28,483         28,483        100,000             22,750         22,750        100,000
  12           33,426             33,142         33,142        100,000             26,116         26,116        100,000
  13           37,197             38,305         38,305        100,000             29,793         29,793        100,000
  14           41,157             44,036         44,036        100,000             33,833         33,833        100,000
  15           45,315             50,403         50,403        100,000             38,288         38,288        100,000
  16           49,681             57,411         57,411        109,720(4)          43,212         43,212        100,000
  17           54,265             65,126         65,126        121,339(4)          48,668         48,668        100,000
  18           59,078             73,607         73,607        133,756(4)          54,731         54,731        100,000
  19           64,132             82,934         82,934        147,058(4)          61,399         61,399        108,872(4)
  20           69,439             93,195         93,195        161,344(4)          68,616         68,616        118,792(4)
  25          100,227            161,694        161,694        250,500(4)         114,422        114,422        177,266(4)
  30          139,522            271,012        271,012        380,902(4)         181,298        181,298        254,810(4)
  35          189,673            442,344        442,344        574,567(4)         274,888        274,888        357,056(4)
  40          253,680            707,621        707,621        861,762(4)         403,506        403,506        491,401(4)
  45          335,370          1,114,125      1,114,125      1,292,376(4)         574,156        574,156        666,015(4)
  50          439,631          1,737,211      1,737,211      1,925,524(4)         804,215        804,215        891,392(4)

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                   ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100              1,507          1,870       101,507           1,338          1,700       101,338
   2            4,305              3,152          3,514       103,152           2,774          3,136       102,774
   3            6,620              4,946          4,946       104,946           4,315          4,315       104,315
   4            9,051              6,915          6,915       106,915           5,971          5,971       105,971
   5           11,604              9,079          9,079       109,079           7,747          7,747       107,747
   6           14,284             11,464         11,464       111,464           9,654          9,654       109,654
   7           17,098             14,091         14,091       114,091          11,694         11,694       111,694
   8           20,053             16,982         16,982       116,982          13,874         13,874       113,874
   9           23,156             20,169         20,169       120,169          16,199         16,199       116,199
  10           26,414             23,670         23,670       123,670          18,673         18,673       118,673
  11           29,834             27,688         27,688       127,688          21,419         21,419       121,419
  12           33,426             32,098         32,098       132,098          24,341         24,341       124,341
  13           37,197             36,941         36,941       136,941          27,455         27,455       127,455
  14           41,157             42,264         42,264       142,264          30,776         30,776       130,776
  15           45,315             48,114         48,114       148,114          34,326         34,326       134,326
  16           49,681             54,459         54,459       154,459          38,117         38,117       138,117
  17           54,265             61,442         61,442       161,442          42,159         42,159       142,159
  18           59,078             69,107         69,107       169,107          46,456         46,456       146,456
  19           64,132             77,534         77,534       177,534          51,014         51,014       151,014
  20           69,439             86,809         86,809       186,809          55,837         55,837       155,837
  25          100,227            148,823        148,823       248,823          84,265         84,265       184,265
  30          139,522            248,787        248,787       348,787         120,383        120,383       220,383
  35          189,673            408,765        408,765       508,765         160,639        160,639       260,639
  40          253,680            664,997        664,997       764,997         198,557        198,557       298,557
  45          335,370          1,076,924      1,076,924     1,176,924         214,970        214,970       314,970
  50          439,631          1,743,367      1,743,367     1,843,367         178,653        178,653       278,653

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                  ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100              1,507          1,870       101,507           1,338          1,700       101,338
   2            4,305              3,152          3,514       103,152           2,774          3,136       102,774
   3            6,620              4,946          4,946       104,946           4,315          4,315       104,315
   4            9,051              6,915          6,915       106,915           5,971          5,971       105,971
   5           11,604              9,079          9,079       109,079           7,747          7,747       107,747
   6           14,284             11,464         11,464       111,464           9,654          9,654       109,654
   7           17,098             14,091         14,091       114,091          11,694         11,694       111,694
   8           20,053             16,982         16,982       116,982          13,874         13,874       113,874
   9           23,156             20,169         20,169       120,169          16,199         16,199       116,199
  10           26,414             23,670         23,670       123,670          18,673         18,673       118,673
  11           29,834             27,688         27,688       127,688          21,419         21,419       121,419
  12           33,426             32,098         32,098       132,098          24,341         24,341       124,341
  13           37,197             36,941         36,941       136,941          27,455         27,455       127,455
  14           41,157             42,264         42,264       142,264          30,776         30,776       130,776
  15           45,315             48,114         48,114       148,114          34,326         34,326       134,326
  16           49,681             54,459         54,459       154,459          38,117         38,117       138,117
  17           54,265             61,442         61,442       161,442          42,159         42,159       142,159
  18           59,078             69,107         69,107       169,107          46,456         46,456       146,456
  19           64,132             77,534         77,534       177,534          51,014         51,014       151,014
  20           69,439             86,809         86,809       186,809          55,837         55,837       155,837
  25          100,227            148,823        148,823       248,823          84,265         84,265       184,265
  30          139,522            248,787        248,787       349,665         120,383        120,383       220,383
  35          189,673            406,961        406,961       528,607         160,639        160,639       260,639
  40          253,680            651,939        651,939       793,950         198,557        198,557       298,557
  45          335,370          1,027,355      1,027,355     1,191,723         214,970        214,970       314,970
  50          439,631          1,602,802      1,602,802     1,776,546         178,653        178,653       278,653

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)      12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100              1,506          1,869       102,000            1,336          1,698       102,000
   2            4,305              3,148          3,510       104,000            2,766          3,129       104,000
   3            6,620              4,938          4,938       106,000            4,298          4,298       106,000
   4            9,051              6,902          6,902       108,000            5,941          5,941       108,000
   5           11,604              9,060          9,060       110,000            7,699          7,699       110,000
   6           14,284             11,440         11,440       112,000            9,583          9,583       112,000
   7           17,098             14,063         14,063       114,000           11,597         11,597       114,000
   8           20,053             16,953         16,953       116,000           13,747         13,747       116,000
   9           23,156             20,142         20,142       118,000           16,038         16,038       118,000
  10           26,414             23,653         23,653       120,000           18,477         18,477       120,000
  11           29,834             27,690         27,690       122,000           21,188         21,188       122,000
  12           33,426             32,135         32,135       124,000           24,081         24,081       124,000
  13           37,197             37,035         37,035       126,000           27,174         27,174       126,000
  14           41,157             42,445         42,445       128,000           30,489         30,489       128,000
  15           45,315             48,424         48,424       130,000           34,057         34,057       130,000
  16           49,681             54,969         54,969       132,000           37,901         37,901       132,000
  17           54,265             62,230         62,230       134,000           42,044         42,044       134,000
  18           59,078             70,278         70,278       136,000           46,514         46,514       136,000
  19           64,132             79,221         79,221       138,000           51,340         51,340       138,000
  20           69,439             89,180         89,180       140,000           56,559         56,559       140,000
  25          100,227            158,959        158,959       184,393           90,825         90,825       150,000
  30          139,522            276,864        276,864       296,245          151,014        151,014       161,585
  35          189,673            474,767        474,767       498,505          258,357        258,357       271,275
  40          253,680            801,595        801,595       841,675          429,342        429,342       450,809
  45          335,370          1,335,110      1,335,110     1,401,866          694,111        694,111       728,816
  50          439,631          2,224,086      2,224,086     2,246,327        1,125,556      1,125,556     1,136,811

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)        12%    (10.54% net)
MALE NON-SMOKER ISSUE AGE 45        (Guaranteed)                           12%    (10.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100              1,506          1,869       102,000           1,336          1,698       102,000
   2            4,305              3,148          3,510       104,000           2,766          3,129       104,000
   3            6,620              4,938          4,938       106,000           4,298          4,298       106,000
   4            9,051              6,902          6,902       108,000           5,941          5,941       108,000
   5           11,604              9,060          9,060       110,000           7,699          7,699       110,000
   6           14,284             11,440         11,440       112,000           9,583          9,583       112,000
   7           17,098             14,063         14,063       114,000          11,597         11,597       114,000
   8           20,053             16,953         16,953       116,000          13,747         13,747       116,000
   9           23,156             20,142         20,142       118,000          16,038         16,038       118,000
  10           26,414             23,653         23,653       120,000          18,477         18,477       120,000
  11           29,834             27,690         27,690       122,000          21,188         21,188       122,000
  12           33,426             32,135         32,135       124,000          24,081         24,081       124,000
  13           37,197             37,035         37,035       126,000          27,174         27,174       126,000
  14           41,157             42,445         42,445       128,000          30,489         30,489       128,000
  15           45,315             48,424         48,424       130,000          34,057         34,057       130,000
  16           49,681             54,969         54,969       132,000          37,901         37,901       132,000
  17           54,265             62,230         62,230       134,000          42,044         42,044       134,000
  18           59,078             70,278         70,278       136,000          46,514         46,514       136,000
  19           64,132             79,220         79,220       140,000          51,340         51,340       138,000
  20           69,439             89,105         89,105       154,263          56,559         56,559       140,000
  25          100,227            155,099        155,099       240,284          90,825         90,825       150,000
  30          139,522            260,435        260,435       366,036         145,730        145,730       204,820
  35          189,673            425,532        425,532       552,730         223,034        223,034       289,702
  40          253,680            681,165        681,165       829,542         329,360        329,360       401,104
  45          335,370          1,072,898      1,072,898     1,244,553         470,544        470,544       545,826
  50          439,631          1,673,349      1,673,349     1,854,740         660,934        660,934       732,580

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.79% on the current basis and 10.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                  ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     --------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH        ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   -------------   --------------   -----------   -----------
   1            2,100             1,417          1,779         100,000            1,255           1,617       100,000
   2            4,305             2,882          3,245         100,000            2,532           2,894       100,000
   3            6,620             4,398          4,398         100,000            3,832           3,832       100,000
   4            9,051             5,974          5,974         100,000            5,153           5,153       100,000
   5           11,604             7,616          7,616         100,000            6,494           6,494       100,000
   6           14,284             9,333          9,333         100,000            7,855           7,855       100,000
   7           17,098            11,126         11,126         100,000            9,228           9,228       100,000
   8           20,053            12,997         12,997         100,000           10,609          10,609       100,000
   9           23,156            14,953         14,953         100,000           11,994          11,994       100,000
  10           26,414            16,989         16,989         100,000           13,375          13,375       100,000
  11           29,834            19,275         19,275         100,000           14,860          14,860       100,000
  12           33,426            21,648         21,648         100,000           16,338          16,338       100,000
  13           37,197            24,103         24,103         100,000           17,811          17,811       100,000
  14           41,157            26,647         26,647         100,000           19,274          19,274       100,000
  15           45,315            29,283         29,283         100,000           20,724          20,724       100,000
  16           49,681            31,969         31,969         100,000           22,152          22,152       100,000
  17           54,265            34,774         34,774         100,000           23,550          23,550       100,000
  18           59,078            37,691         37,691         100,000           24,905          24,905       100,000
  19           64,132            40,734         40,734         100,000           26,201          26,201       100,000
  20           69,439            43,917         43,917         100,000           27,423          27,423       100,000
  25          100,227            62,150         62,150         100,000           31,990          31,990       100,000
  30          139,522            86,325         86,325         100,000           31,699          31,699       100,000
  35          189,673           119,074        119,074         125,028(4)        16,851          16,851       100,000
  40          253,680           159,944        159,944         167,942(4)             0               0             0
  45          335,370           209,849        209,849         220,341(4)             0               0             0
  50          439,631           273,250        273,250         275,983(4)             0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000
                                                 PREMIUMS

                                       ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
                            --------------------------------------------   ------------------------------------------
  END        PREMIUMS
  OF        ACCUMULATED      ACCUMULATION     SURRENDER        DEATH        ACCUMULATION     SURRENDER       DEATH
 YEAR     AT 5% INTEREST       VALUE(3)        VALUE(3)      BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------       PER YEAR       --------------   -----------   -------------   --------------   -----------   -----------
   1            2,100             1,417          1,779       100,000            1,255           1,617       100,000
   2            4,305             2,882          3,245       100,000            2,532           2,894       100,000
   3            6,620             4,398          4,398       100,000            3,832           3,832       100,000
   4            9,051             5,974          5,974       100,000            5,153           5,153       100,000
   5           11,604             7,616          7,616       100,000            6,494           6,494       100,000
   6           14,284             9,333          9,333       100,000            7,855           7,855       100,000
   7           17,098            11,126         11,126       100,000            9,228           9,228       100,000
   8           20,053            12,997         12,997       100,000           10,609          10,609       100,000
   9           23,156            14,953         14,953       100,000           11,994          11,994       100,000
  10           26,414            16,989         16,989       100,000           13,375          13,375       100,000
  11           29,834            19,275         19,275       100,000           14,860          14,860       100,000
  12           33,426            21,648         21,648       100,000           16,338          16,338       100,000
  13           37,197            24,103         24,103       100,000           17,811          17,811       100,000
  14           41,157            26,647         26,647       100,000           19,274          19,274       100,000
  15           45,315            29,283         29,283       100,000           20,724          20,724       100,000
  16           49,681            31,969         31,969       100,000           22,152          22,152       100,000
  17           54,265            34,774         34,774       100,000           23,550          23,550       100,000
  18           59,078            37,691         37,691       100,000           24,905          24,905       100,000
  19           64,132            40,734         40,734       100,000           26,201          26,201       100,000
  20           69,439            43,917         43,917       100,000           27,423          27,423       100,000
  25          100,227            62,150         62,150       100,000           31,990          31,990       100,000
  30          139,522            85,218         85,218     119,772 (4)         31,699          31,699       100,000
  35          189,673           112,263        112,263     145,820 (4)         16,851          16,851       100,000
  40          253,680           143,410        143,410     174,649 (4)              0               0             0
  45          335,370           178,792        178,792     207,397 (4)              0               0             0
  50          439,631           219,256        219,256     243,023 (4)              0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45        (Guaranteed)                            6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                  ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,412           1,774       101,412           1,247           1,610       101,247
   2            4,305            2,867           3,229       102,867           2,510           2,873       102,510
   3            6,620            4,366           4,366       104,366           3,786           3,786       103,786
   4            9,051            5,918           5,918       105,918           5,074           5,074       105,074
   5           11,604            7,529           7,529       107,529           6,369           6,369       106,369
   6           14,284            9,206           9,206       109,206           7,668           7,668       107,668
   7           17,098           10,950          10,950       110,950           8,962           8,962       108,962
   8           20,053           12,761          12,761       112,761          10,244          10,244       110,244
   9           23,156           14,645          14,645       114,645          11,504          11,504       111,504
  10           26,414           16,594          16,594       116,594          12,730          12,730       112,730
  11           29,834           18,773          18,773       118,773          14,025          14,025       114,025
  12           33,426           21,016          21,016       121,016          15,274          15,274       115,274
  13           37,197           23,312          23,312       123,312          16,470          16,470       116,470
  14           41,157           25,664          25,664       125,664          17,603          17,603       117,603
  15           45,315           28,067          28,067       128,067          18,663          18,663       118,663
  16           49,681           30,442          30,442       130,442          19,633          19,633       119,633
  17           54,265           32,879          32,879       132,879          20,493          20,493       120,493
  18           59,078           35,356          35,356       135,356          21,218          21,218       121,218
  19           64,132           37,879          37,879       137,879          21,780          21,780       121,780
  20           69,439           40,453          40,453       140,453          22,148          22,148       122,148
  25          100,227           53,529          53,529       153,529          20,094          20,094       120,094
  30          139,522           66,089          66,089       166,089           7,583           7,583       107,583
  35          189,673           74,610          74,610       174,610               0               0             0
  40          253,680           73,551          73,551       173,551               0               0             0
  45          335,370           54,073          54,073       154,073               0               0             0
  50          439,631            3,154           3,154       103,154               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                  ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,412           1,774       101,412           1,247           1,610       101,247
   2            4,305            2,867           3,229       102,867           2,510           2,873       102,510
   3            6,620            4,366           4,366       104,366           3,786           3,786       103,786
   4            9,051            5,918           5,918       105,918           5,074           5,074       105,074
   5           11,604            7,529           7,529       107,529           6,369           6,369       106,369
   6           14,284            9,206           9,206       109,206           7,668           7,668       107,668
   7           17,098           10,950          10,950       110,950           8,962           8,962       108,962
   8           20,053           12,761          12,761       112,761          10,244          10,244       110,244
   9           23,156           14,645          14,645       114,645          11,504          11,504       111,504
  10           26,414           16,594          16,594       116,594          12,730          12,730       112,730
  11           29,834           18,773          18,773       118,773          14,025          14,025       114,025
  12           33,426           21,016          21,016       121,016          15,274          15,274       115,274
  13           37,197           23,312          23,312       123,312          16,470          16,470       116,470
  14           41,157           25,664          25,664       125,664          17,603          17,603       117,603
  15           45,315           28,067          28,067       128,067          18,663          18,663       118,663
  16           49,681           30,442          30,442       130,442          19,633          19,633       119,633
  17           54,265           32,879          32,879       132,879          20,493          20,493       120,493
  18           59,078           35,356          35,356       135,356          21,218          21,218       121,218
  19           64,132           37,879          37,879       137,879          21,780          21,780       121,780
  20           69,439           40,453          40,453       140,453          22,148          22,148       122,148
  25          100,227           53,529          53,529       153,529          20,094          20,094       120,094
  30          139,522           66,089          66,089       166,089           7,583           7,583       107,583
  35          189,673           74,610          74,610       174,610               0               0             0
  40          253,680           73,551          73,551       173,551               0               0             0
  45          335,370           54,073          54,073       154,073               0               0             0
  50          439,631            3,154           3,154       103,154               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,411           1,773       102,000           1,245           1,608       102,000
   2            4,305            2,863           3,225       104,000           2,502           2,865       104,000
   3            6,620            4,356           4,356       106,000           3,767           3,767       106,000
   4            9,051            5,901           5,901       108,000           5,039           5,039       108,000
   5           11,604            7,502           7,502       110,000           6,311           6,311       110,000
   6           14,284            9,168           9,168       112,000           7,579           7,579       112,000
   7           17,098           10,898          10,898       114,000           8,833           8,833       114,000
   8           20,053           12,694          12,694       116,000          10,064          10,064       116,000
   9           23,156           14,560          14,560       118,000          11,259          11,259       118,000
  10           26,414           16,490          16,490       120,000          12,404          12,404       120,000
  11           29,834           18,648          18,648       122,000          13,599          13,599       122,000
  12           33,426           20,869          20,869       124,000          14,724          14,724       124,000
  13           37,197           23,141          23,141       126,000          15,771          15,771       126,000
  14           41,157           25,469          25,469       128,000          16,724          16,724       128,000
  15           45,315           27,847          27,847       130,000          17,566          17,566       130,000
  16           49,681           30,195          30,195       132,000          18,272          18,272       132,000
  17           54,265           32,606          32,606       134,000          18,812          18,812       134,000
  18           59,078           35,058          35,058       136,000          19,148          19,148       136,000
  19           64,132           37,558          37,558       138,000          19,234          19,234       138,000
  20           69,439           40,114          40,114       140,000          19,019          19,019       140,000
  25          100,227           53,223          53,223       150,000          11,244          11,244       150,000
  30          139,522           66,295          66,295       160,000               0               0             0
  35          189,673           76,190          76,190       170,000               0               0             0
  40          253,680           76,322          76,322       180,000               0               0             0
  45          335,370           47,961          47,961       190,000               0               0             0
  50          439,631                0               0             0               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         6%    (4.54% net)
MALE NON-SMOKER ISSUE AGE 45        (Guaranteed)                            6%    (4.29% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,411           1,773       102,000           1,245           1,608       102,000
   2            4,305            2,863           3,225       104,000           2,502           2,865       104,000
   3            6,620            4,356           4,356       106,000           3,767           3,767       106,000
   4            9,051            5,901           5,901       108,000           5,039           5,039       108,000
   5           11,604            7,502           7,502       110,000           6,311           6,311       110,000
   6           14,284            9,168           9,168       112,000           7,579           7,579       112,000
   7           17,098           10,898          10,898       114,000           8,833           8,833       114,000
   8           20,053           12,694          12,694       116,000          10,064          10,064       116,000
   9           23,156           14,560          14,560       118,000          11,259          11,259       118,000
  10           26,414           16,490          16,490       120,000          12,404          12,404       120,000
  11           29,834           18,648          18,648       122,000          13,599          13,599       122,000
  12           33,426           20,869          20,869       124,000          14,724          14,724       124,000
  13           37,197           23,141          23,141       126,000          15,771          15,771       126,000
  14           41,157           25,469          25,469       128,000          16,724          16,724       128,000
  15           45,315           27,847          27,847       130,000          17,566          17,566       130,000
  16           49,681           30,195          30,195       132,000          18,272          18,272       132,000
  17           54,265           32,606          32,606       134,000          18,812          18,812       134,000
  18           59,078           35,058          35,058       136,000          19,148          19,148       136,000
  19           64,132           37,558          37,558       138,000          19,234          19,234       138,000
  20           69,439           40,114          40,114       140,000          19,019          19,019       140,000
  25          100,227           53,223          53,223       150,000          11,244          11,244       150,000
  30          139,522           66,295          66,295       160,000               0               0             0
  35          189,673           76,190          76,190       170,000               0               0             0
  40          253,680           76,322          76,322       180,000               0               0             0
  45          335,370           47,961          47,961       190,000               0               0             0
  50          439,631                0               0             0               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.79% on the current basis and 4.54% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,322           1,684       100,000           1,164           1,527       100,000
   2            4,305            2,608           2,971       100,000           2,278           2,641       100,000
   3            6,620            3,859           3,859       100,000           3,340           3,340       100,000
   4            9,051            5,083           5,083       100,000           4,350           4,350       100,000
   5           11,604            6,282           6,282       100,000           5,303           5,303       100,000
   6           14,284            7,462           7,462       100,000           6,200           6,200       100,000
   7           17,098            8,621           8,621       100,000           7,033           7,033       100,000
   8           20,053            9,757           9,757       100,000           7,798           7,798       100,000
   9           23,156           10,872          10,872       100,000           8,487           8,487       100,000
  10           26,414           11,958          11,958       100,000           9,094           9,094       100,000
  11           29,834           13,173          13,173       100,000           9,721           9,721       100,000
  12           33,426           14,347          14,347       100,000          10,255          10,255       100,000
  13           37,197           15,469          15,469       100,000          10,695          10,695       100,000
  14           41,157           16,542          16,542       100,000          11,035          11,035       100,000
  15           45,315           17,561          17,561       100,000          11,270          11,270       100,000
  16           49,681           18,459          18,459       100,000          11,387          11,387       100,000
  17           54,265           19,308          19,308       100,000          11,375          11,375       100,000
  18           59,078           20,089          20,089       100,000          11,216          11,216       100,000
  19           64,132           20,808          20,808       100,000          10,890          10,890       100,000
  20           69,439           21,466          21,466       100,000          10,374          10,374       100,000
  25          100,227           23,449          23,449       100,000           4,183           4,183       100,000
  30          139,522           22,644          22,644       100,000               0               0             0
  35          189,673           16,375          16,375       100,000               0               0             0
  40          253,680                0               0             0               0               0             0
  45          335,370                0               0             0               0               0             0
  50          439,631                0               0             0               0               0             0


-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I:             ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,322           1,684       100,000           1,164           1,527       100,000
   2            4,305            2,608           2,971       100,000           2,278           2,641       100,000
   3            6,620            3,859           3,859       100,000           3,340           3,340       100,000
   4            9,051            5,083           5,083       100,000           4,350           4,350       100,000
   5           11,604            6,282           6,282       100,000           5,303           5,303       100,000
   6           14,284            7,462           7,462       100,000           6,200           6,200       100,000
   7           17,098            8,621           8,621       100,000           7,033           7,033       100,000
   8           20,053            9,757           9,757       100,000           7,798           7,798       100,000
   9           23,156           10,872          10,872       100,000           8,487           8,487       100,000
  10           26,414           11,958          11,958       100,000           9,094           9,094       100,000
  11           29,834           13,173          13,173       100,000           9,721           9,721       100,000
  12           33,426           14,347          14,347       100,000          10,255          10,255       100,000
  13           37,197           15,469          15,469       100,000          10,695          10,695       100,000
  14           41,157           16,542          16,542       100,000          11,035          11,035       100,000
  15           45,315           17,561          17,561       100,000          11,270          11,270       100,000
  16           49,681           18,459          18,459       100,000          11,387          11,387       100,000
  17           54,265           19,308          19,308       100,000          11,375          11,375       100,000
  18           59,078           20,089          20,089       100,000          11,216          11,216       100,000
  19           64,132           20,808          20,808       100,000          10,890          10,890       100,000
  20           69,439           21,466          21,466       100,000          10,374          10,374       100,000
  25          100,227           23,449          23,449       100,000           4,183           4,183       100,000
  30          139,522           22,644          22,644       100,000               0               0             0
  35          189,673           16,375          16,375       100,000               0               0             0
  40          253,680                0               0             0               0               0             0
  45          335,370                0               0             0               0               0             0
  50          439,631                0               0             0               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,317           1,679       101,317           1,157           1,520       101,157
   2            4,305            2,595           2,957       102,595           2,258           2,621       102,258
   3            6,620            3,832           3,832       103,832           3,301           3,301       103,301
   4            9,051            5,037           5,037       105,037           4,284           4,284       104,284
   5           11,604            6,212           6,212       106,212           5,203           5,203       105,203
   6           14,284            7,365           7,365       107,365           6,057           6,057       106,057
   7           17,098            8,491           8,491       108,491           6,838           6,838       106,838
   8           20,053            9,589           9,589       109,589           7,540           7,540       107,540
   9           23,156           10,662          10,662       110,662           8,155           8,155       108,155
  10           26,414           11,699          11,699       111,699           8,674           8,674       108,674
  11           29,834           12,857          12,857       112,857           9,201           9,201       109,201
  12           33,426           13,965          13,965       113,965           9,619           9,619       109,619
  13           37,197           15,008          15,008       115,008           9,928           9,928       109,928
  14           41,157           15,989          15,989       115,989          10,121          10,121       110,121
  15           45,315           16,903          16,903       116,903          10,192          10,192       110,192
  16           49,681           17,664          17,664       117,664          10,131          10,131       110,131
  17           54,265           18,360          18,360       118,360           9,924           9,924       109,924
  18           59,078           18,969          18,969       118,969           9,554           9,554       109,554
  19           64,132           19,494          19,494       119,494           9,002           9,002       109,002
  20           69,439           19,939          19,939       119,939           8,249           8,249       108,249
  25          100,227           20,431          20,431       120,431             949             949       100,949
  30          139,522           17,215          17,215       117,215               0               0             0
  35          189,673            7,683           7,683       107,683               0               0             0
  40          253,680                0               0             0               0               0             0
  45          335,370                0               0             0               0               0             0
  50          439,631                0               0             0               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II:            ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,317           1,679       101,317           1,157           1,520       101,157
   2            4,305            2,595           2,957       102,595           2,258           2,621       102,258
   3            6,620            3,832           3,832       103,832           3,301           3,301       103,301
   4            9,051            5,037           5,037       105,037           4,284           4,284       104,284
   5           11,604            6,212           6,212       106,212           5,203           5,203       105,203
   6           14,284            7,365           7,365       107,365           6,057           6,057       106,057
   7           17,098            8,491           8,491       108,491           6,838           6,838       106,838
   8           20,053            9,589           9,589       109,589           7,540           7,540       107,540
   9           23,156           10,662          10,662       110,662           8,155           8,155       108,155
  10           26,414           11,699          11,699       111,699           8,674           8,674       108,674
  11           29,834           12,857          12,857       112,857           9,201           9,201       109,201
  12           33,426           13,965          13,965       113,965           9,619           9,619       109,619
  13           37,197           15,008          15,008       115,008           9,928           9,928       109,928
  14           41,157           15,989          15,989       115,989          10,121          10,121       110,121
  15           45,315           16,903          16,903       116,903          10,192          10,192       110,192
  16           49,681           17,664          17,664       117,664          10,131          10,131       110,131
  17           54,265           18,360          18,360       118,360           9,924           9,924       109,924
  18           59,078           18,969          18,969       118,969           9,554           9,554       109,554
  19           64,132           19,494          19,494       119,494           9,002           9,002       109,002
  20           69,439           19,939          19,939       119,939           8,249           8,249       108,249
  25          100,227           20,431          20,431       120,431             949             949       100,949
  30          139,522           17,215          17,215       117,215               0               0             0
  35          189,673            7,683           7,683       107,683               0               0             0
  40          253,680                0               0             0               0               0             0
  45          335,370                0               0             0               0               0             0
  50          439,631                0               0             0               0               0             0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                 RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,316           1,678       102,000          1,155           1,518        102,000
   2            4,305            2,590           2,952       104,000          2,250           2,612        104,000
   3            6,620            3,821           3,821       106,000          3,280           3,280        106,000
   4            9,051            5,017           5,017       108,000          4,245           4,245        108,000
   5           11,604            6,180           6,180       110,000          5,138           5,138        110,000
   6           14,284            7,317           7,317       112,000          5,957           5,957        112,000
   7           17,098            8,424           8,424       114,000          6,691           6,691        114,000
   8           20,053            9,500           9,500       116,000          7,331           7,331        116,000
   9           23,156           10,546          10,546       118,000          7,868           7,868        118,000
  10           26,414           11,551          11,551       120,000          8,289           8,289        120,000
  11           29,834           12,671          12,671       122,000          8,692           8,692        122,000
  12           33,426           13,734          13,734       124,000          8,958           8,958        124,000
  13           37,197           14,724          14,724       126,000          9,079           9,079        126,000
  14           41,157           15,641          15,641       128,000          9,044           9,044        128,000
  15           45,315           16,477          16,477       130,000          8,838           8,838        130,000
  16           49,681           17,135          17,135       132,000          8,442           8,442        132,000
  17           54,265           17,711          17,711       134,000          7,830           7,830        134,000
  18           59,078           18,176          18,176       136,000          6,968           6,968        136,000
  19           64,132           18,530          18,530       138,000          5,816           5,816        138,000
  20           69,439           18,777          18,777       140,000          4,334           4,334        140,000
  25          100,227           17,539          17,539       150,000              0               0              0
  30          139,522           10,118          10,118       160,000              0               0              0
  35          189,673                0               0             0              0               0              0
  40          253,680                0               0             0              0               0              0
  45          335,370                0               0             0              0               0              0
  50          439,631                0               0             0              0               0              0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION III:           ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST           RATE OF RETURN(1): (Current)         0%    (-1.46% net)
MALE NON-SMOKER ISSUE AGE 45                             (Guaranteed)       0%    (-1.71% net)
$100,000 INITIAL SPECIFIED AMOUNT          ASSUMED ANNUAL PREMIUM(2):   $2,000

             PREMIUMS                 ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END       ACCUMULATED     -------------------------------------------   ------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     SURRENDER        DEATH       ACCUMULATION     SURRENDER       DEATH
 YEAR        PER YEAR          VALUE(3)        VALUE(3)     BENEFIT(3)       VALUE(3)        VALUE(3)     BENEFIT(3)
------    --------------    --------------   -----------   ------------   --------------   -----------   -----------
   1            2,100            1,316           1,678       102,000          1,155           1,518        102,000
   2            4,305            2,590           2,952       104,000          2,250           2,612        104,000
   3            6,620            3,821           3,821       106,000          3,280           3,280        106,000
   4            9,051            5,017           5,017       108,000          4,245           4,245        108,000
   5           11,604            6,180           6,180       110,000          5,138           5,138        110,000
   6           14,284            7,317           7,317       112,000          5,957           5,957        112,000
   7           17,098            8,424           8,424       114,000          6,691           6,691        114,000
   8           20,053            9,500           9,500       116,000          7,331           7,331        116,000
   9           23,156           10,546          10,546       118,000          7,868           7,868        118,000
  10           26,414           11,551          11,551       120,000          8,289           8,289        120,000
  11           29,834           12,671          12,671       122,000          8,692           8,692        122,000
  12           33,426           13,734          13,734       124,000          8,958           8,958        124,000
  13           37,197           14,724          14,724       126,000          9,079           9,079        126,000
  14           41,157           15,641          15,641       128,000          9,044           9,044        128,000
  15           45,315           16,477          16,477       130,000          8,838           8,838        130,000
  16           49,681           17,135          17,135       132,000          8,442           8,442        132,000
  17           54,265           17,711          17,711       134,000          7,830           7,830        134,000
  18           59,078           18,176          18,176       136,000          6,968           6,968        136,000
  19           64,132           18,530          18,530       138,000          5,816           5,816        138,000
  20           69,439           18,777          18,777       140,000          4,334           4,334        140,000
  25          100,227           17,539          17,539       150,000              0               0              0
  30          139,522           10,118          10,118       160,000              0               0              0
  35          189,673                0               0             0              0               0              0
  40          253,680                0               0             0              0               0              0
  45          335,370                0               0             0              0               0              0
  50          439,631                0               0             0              0               0              0

-------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.21% on the current basis and -1.46% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JPF SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         Jefferson Pilot Financial Insurance Company and Subsidiaries
                   Audited Consolidated Financial Statements
As of December 31, 2000 and 1999 and for the three years ended December 31,
                                     2000

Contents



Report of Independent Auditors ...........................   F-1
Consolidated Balance Sheets ..............................   F-2
Consolidated Statements of Income ........................   F-4
Consolidated Statements of Stockholder's Equity ..........   F-5
Consolidated Statements of Cash Flows ....................   F-6
Notes to Consolidated Financial Statements ...............   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



                                                [Signature of Ernst & Young LLP]


February 5, 2001

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                          Consolidated Balance Sheets


                   (In Thousands, except for Share Amounts)



                                                                                    December 31,
                                                                            -----------------------------
                                                                                 2000            1999
                                                                            -------------   -------------
Assets
Invested assets:
 Debt securities available-for-sale, at fair value (amortized cost
  2000-$7,907,877 and 1999-$8,102,384) ..................................    $ 7,895,890     $ 7,827,493
 Debt securities held-to-maturity, at amortized cost (fair value
  2000-$1,546,741 and 1999-$1,762,890) ..................................      1,538,991       1,798,897
 Equity securities available-for-sale, at fair value (cost 2000-$17,163
  and 1999-$58,615) .....................................................         21,168          55,023
 Policy loans ...........................................................        674,936         654,431
 Mortgage loans on real estate ..........................................      1,168,188       1,120,310
 Real estate ............................................................         38,251          41,724
 Other investments ......................................................         11,900          18,749
                                                                             -----------     -----------
Total investments .......................................................     11,349,324      11,516,627
Cash and cash equivalents ...............................................          4,244         156,672
Accrued investment income ...............................................        160,080         169,244
Due from reinsurers .....................................................      1,341,758       1,473,925
Deferred policy acquisition costs .......................................        469,637         329,513
Value of business acquired ..............................................        739,575         949,095
Cost in excess of net assets acquired, net of accumulated amortization
 (2000-$29,369; 1999-$12,132) ...........................................        279,017         266,680
Property and equipment, net of accumulated depreciation (2000-$54,373;
 1999-$53,368) ..........................................................         32,928          34,951
Deferred federal income taxes ...........................................             --         123,917
Assets held in separate accounts ........................................      1,603,235       1,483,931
Other assets ............................................................        165,020          91,581
                                                                             -----------     -----------
                                                                             $16,144,818     $16,596,136
                                                                             ===========     ===========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                          Consolidated Balance Sheets


                   (In Thousands, except for Share Amounts)



                                                                             December 31,
                                                                    -------------------------------
                                                                         2000             1999
                                                                    --------------   --------------
Liabilities
Policy liabilities:
 Policyholder contract deposits .................................    $10,287,312      $10,781,694
 Future policy benefits .........................................      1,289,323        1,212,866
 Policy and contract claims .....................................        130,862          173,612
 Premiums paid in advance .......................................          4,606            2,148
 Other policyholders' funds .....................................        203,007          243,502
                                                                     -----------      -----------
Total policy liabilities ........................................     11,915,110       12,413,822
Deferred federal income taxes ...................................            102               --
Payable to affiliates ...........................................        120,570           88,946
Liabilities related to separate accounts ........................      1,603,235        1,483,931
Securities sold under repurchase agreements .....................        172,778          302,358
Accrued expenses and other liabilities ..........................        205,415          255,990
                                                                     -----------      -----------
                                                                      14,017,210       14,545,047
Commitments and contingencies
Stockholder's equity
 Common stock, par value $5 per share, 600,000 shares authorized,
  issued and outstanding ........................................          3,000            3,000
 Paid in capital ................................................      1,714,226        1,714,338
 Retained earnings ..............................................        413,289          434,964
 Accumulated other comprehensive income--net unrealized
  (losses) gains on securities ..................................         (2,907)        (101,213)
                                                                     -----------      -----------
                                                                       2,127,608        2,051,089
                                                                     -----------      -----------
                                                                     $16,144,818      $16,596,136
                                                                     ===========      ===========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                       Consolidated Statements of Income


                                (In Thousands)



                                                                                           December 31,
                                                                           ---------------------------------------------
                                                                                2000            1999            1998
                                                                           -------------   -------------   -------------
Revenues
Premiums and policy charges ............................................    $  942,141      $  444,545      $  447,388
Net investment income ..................................................       831,743         726,928         714,504
Realized investment losses .............................................       (12,866)         (4,333)           (355)
Other income ...........................................................         3,933           2,372           3,929
                                                                            ----------      ----------      ----------
Total revenues .........................................................     1,764,951       1,169,512       1,165,466
Benefits and expenses
Policy benefits and claims .............................................     1,046,736         649,388         675,770
Commissions and operating expenses, net of deferrals ...................       108,547          54,170          73,581
Amortization of intangibles ............................................       190,608         118,368         107,174
Taxes, licenses and fees ...............................................        44,775          28,335          27,194
                                                                            ----------      ----------      ----------
Total benefits and expenses ............................................     1,390,666         850,261         883,719
                                                                            ----------      ----------      ----------
Income before federal income tax and preferred stock dividends .........       374,285         319,251         281,747
Federal income tax expense: ............................................
 Current ...............................................................       104,643          69,694          72,868
 Deferred ..............................................................        31,317          45,076          28,048
                                                                            ----------      ----------      ----------
                                                                               135,960         114,770         100,916
                                                                            ----------      ----------      ----------
Net income before preferred stock dividends ............................       238,325         204,481         180,831
Preferred stock dividends ..............................................            --              --           1,128
                                                                            ----------      ----------      ----------
Net income .............................................................    $  238,325      $  204,481      $  179,703
                                                                            ==========      ==========      ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                Consolidated Statements of Stockholder's Equity


                                (In Thousands)



                                                                                     Accumulated Other
                                                                                   Comprehensive Income--         Total
                                        Common       Paid in        Retained      Net Unrealized (Losses)     Stockholder's
                                         Stock       Capital        Earnings        Gains on Securities          Equity
                                       --------   -------------   ------------   -------------------------   --------------
Balance, December 31, 1997 .........    $3,000     $1,314,888      $  220,780           $   89,552             $1,628,220
Net income .........................        --             --         179,703                   --                179,703
Other comprehensive income .........        --             --              --               16,605                 16,605
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                196,308
Less dividends paid ................        --             --         (70,000)                  --                (70,000)
Purchase price adjustment ..........        --        (26,434)             --                   --                (26,434)
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 1998 .........     3,000      1,288,454         330,483              106,157              1,728,094
                                        ======     ==========      ==========           ==========             ==========
Net income .........................        --             --         204,481                   --                204,481
Other comprehensive income .........        --             --              --             (207,370)              (207,370)
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                 (2,889)
Less dividends paid ................        --             --        (100,000)                  --               (100,000)
Acquisition of GLIC ................        --        425,884              --                   --                425,884
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 1999 .........     3,000      1,714,338         434,964             (101,213)             2,051,089
                                        ======     ==========      ==========           ==========             ==========
Net income .........................        --             --         238,325                   --                238,325
Other comprehensive income .........        --             --              --               98,306                 98,306
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                336,631
Less dividends paid ................        --             --        (260,000)                  --               (260,000)
Purchase price adjustment ..........        --           (112)             --                   --                   (112)
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 2000 .........    $3,000     $1,714,226      $  413,289           $   (2,907)            $2,127,608
                                        ======     ==========      ==========           ==========             ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                       Consolidated Statements of Cash Flows


                                (In Thousands)



                                                                                              Year ended December 31,
                                                                                  -----------------------------------------------
                                                                                        2000            1999            1998
                                                                                  --------------- --------------- ---------------
Operating activities
Net income ......................................................................  $    238,325    $    204,481    $    179,703
Adjustments to reconcile net income to net cash provided by operating activities:
 Change in future policy benefits, policy and contract claims and
   premiums paid in advance, net ................................................        30,576           6,635        (103,826)
 Credits to policyholder accounts, net ..........................................        19,747          52,210          79,661
 Policy acquisition costs deferred, net of amortization .........................      (139,312)       (105,561)        (91,387)
 Net amortization of value of business acquired .................................        89,913          60,636          46,237
 Change in accrued investment income ............................................         9,164          (6,250)         (2,902)
 Realized investment losses .....................................................        12,866           4,333             355
 Amortization of investment premium .............................................        11,543          14,498          20,905
 Provision for depreciation .....................................................         2,509           6,417          10,737
 Provision for deferred income tax ..............................................        31,317          45,076          28,048
 Change in receivables and asset accruals .......................................         1,988           5,800         (27,420)
 Change in payables and expense accruals ........................................        57,539          59,476          73,872
 Other operating activities, net ................................................        11,975          (8,272)        (15,411)
                                                                                   ------------    ------------    ------------
Net cash provided by operating activities .......................................       378,150         339,479         198,572
                                                                                   ------------    ------------    ------------
Investing activities
Securities available-for-sale:
  Sales..........................................................................       686,711         690,758         359,298
  Maturities, calls and redemptions..............................................       534,078         691,801         699,144
  Purchases......................................................................      (981,389)     (1,574,808)     (1,261,354)
Securities held-to-maturity:
  Sales..........................................................................        10,992           4,868           8,438
  Maturities, calls and redemptions..............................................       333,655         286,844         295,432
  Purchases......................................................................      (104,001)         (3,640)        (99,752)
Mortgage loans originated .......................................................       (97,590)       (279,375)       (260,915)
Repayments of mortgage loans ....................................................        46,642          40,859          79,556
Policy loans issued, net of repayments ..........................................       (28,495)        (22,168)        (12,004)
Other investing activities, net .................................................        (1,140)          5,896           6,996
                                                                                   ------------    ------------    ------------
Net cash provided by (used in) investing activities .............................       399,463        (158,965)       (185,161)
                                                                                   ------------    ------------    ------------
Financing activities
Deposits credited to policyholders' funds .......................................       838,382         834,017         902,909
Withdrawals from policyholders' funds ...........................................    (1,377,548)       (965,290)       (966,006)
Dividends paid ..................................................................      (260,000)       (100,000)        (70,000)
Proceeds from securities sold under repurchase agreements .......................      (129,580)        151,986         150,593
Other financing activities ......................................................        (1,295)         (4,184)        (53,068)
                                                                                   ------------    ------------    ------------
Net cash used in financing activities ...........................................      (930,041)        (83,471)        (35,572)
                                                                                   ------------    ------------    ------------
Change in cash and cash equivalents .............................................      (152,428)         97,043         (22,161)
Cash of GLIC at date of acquisition .............................................            --          44,966              --
Cash and cash equivalents, beginning of period ..................................       156,672          14,663          36,824
                                                                                   ------------    ------------    ------------
Cash and cash equivalents, end of period ........................................  $      4,244    $    156,672    $     14,663
                                                                                   ============    ============    ============
Interest paid ...................................................................  $     10,412    $     12,744    $     19,408
                                                                                   ============    ============    ============

See notes to consolidated financial statements.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

1. Basis of Presentation

Principles of Consolidation

The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent has been accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. The Company's principal subsidiary is Jefferson Pilot Life America Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

Nature of Business

The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

Acquisitions

JPCorp acquired the Company on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "push down" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. The original cost of the acquisition as of April 30, 1997 was $785 million, including all acquisition costs. Subsequent adjustments to the original purchase price in 1998 resulted in a downward adjustment of the purchase price to $759 million. The amount allocated to value of business acquired and cost in excess of net assets acquired was $460 million and $100 million, respectively.

AHL was acquired by JPCorp on October 1, 1995, and included substantially all of the life insurance and single premium deferred annuity contracts in force as of the acquisition date. Certain blocks of business including structured settlements, lottery business and Corporate Owned Life Insurance (COLI) written prior to the acquisition, as well as certain business written in conjunction with the seller's lending business, were 100% reinsured with affiliates of the seller on a coinsurance basis. The aggregate purchase price was $575 million including all acquisition costs. The value of business acquired resulting from this acquisition amounted to $325 million while cost in excess of net assets acquired came to $50 million.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition, which was accounted for as a purchase, resulted in $105 million of cost in excess of net assets acquired and $202 million of value of business acquired. The Company finalized its purchase accounting adjustments for this acquisition in 2000 and recorded a $112 thousand decrease in purchase price for the acquisition.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (in thousands):


  Net revenues      $1,665,614
  Net income        $  207,136

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregate loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (28%) and (28%), apartment (19%) and (20%), industrial (25%) and (24%), hotel (10%) and (11%), and office (16%) and (17%) properties at December 31, 2000 and 1999, respectively.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 2000 and 1999, 28% and 29% are due from borrowers in South Atlantic states, 24% and 24% are due from borrowers in West South Central states, 10% and 10% are due from borrowers in West North Central states, 11% and 11% are due from borrowers in East North Central states, 11% and 10% are due from borrowers in Pacific states, and 9% and 10% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 2000 and 1999 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Recognition of Revenues, Benefits, Claims and Expenses
Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate accounts are not included in the consolidated statements of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies.

Investment Products

Investment products include variable annuities, fixed premium annuities, flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders.

Recognition of Revenues, Benefits, Claims and Expenses
Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Interest Rate Assumptions

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 2.0% to 9.9% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%.

Credited interest rates for universal life-type products ranged from 4.10% to 6.60% in 2000 and 1999, and ranged from 3.80% to 6.85% in 1998. The average credited interest rates for universal life-type products were 5.41%, 5.28% and 5.96% for 2000, 1999 and 1998. For annuity products, credited interest rates generally ranged from 4.0% to 8.0% in 2000, and 4.0% to 6.0% in 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Recognition of Revenues, Benefits, Claims and Expenses (continued)

Accident and health and disability insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired are also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Cost in Excess of Net Assets Acquired

The excess of JPCorp's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 25 to 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

Federal Income Taxes

For the years 1998 and 1999, JPFIC, AHL, and GLIC filed separate consolidated tax returns with their wholly-owned subsidiaries. The tax return of Jefferson Pilot Financial Insurance Company for 2000, as the surviving corporation, will include the operations of the merged companies.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Reclassifications

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (in thousands):


                                                                                       December 31, 2000
                                                                 -------------------------------------------------------------
                                                                                     Gross           Gross
                                                                   Amortized      Unrealized      Unrealized          Fair
                                                                      Cost           Gains         (Losses)          Value
                                                                 -------------   ------------   --------------   -------------
Available-for-sale carried at fair value
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $  131,600       $  5,650       $       (6)     $  137,244
Federal agency issued mortgaged-backed securities ............     1,394,723         32,742           (6,068)      1,421,397
Obligations of states and political subdivisions .............        13,968            173             (393)         13,748
Corporate obligations ........................................     5,016,712        101,882         (170,604)      4,947,990
Corporate private-labeled mortgage-backed securities .........     1,338,463         38,248          (13,921)      1,362,790
Redeemable preferred stocks ..................................        12,411            444             (134)         12,721
                                                                  ----------       --------       ----------      ----------
Debt securities available-for-sale ...........................    $7,907,877       $179,139       $ (191,126)     $7,895,890
                                                                  ==========       ========       ==========      ==========
Held-to-maturity carried at amortized cost
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $       --       $     --       $       --      $       --
Obligations of states and political subdivisions .............        11,868             31              (51)         11,848
Corporate obligations ........................................     1,486,123         26,769          (20,348)      1,492,544
Corporate private-labeled mortgage-backed securities .........            --             --               --              --
Affiliate bonds ..............................................        41,000          1,349               --          42,349
                                                                  ----------       --------       ----------      ----------
Debt securities held-to-maturity .............................    $1,538,991       $ 28,149       $  (20,399)     $1,546,741
                                                                  ==========       ========       ==========      ==========


                                                                                       December 31, 1999
                                                                 -------------------------------------------------------------
                                                                                     Gross           Gross
                                                                   Amortized      Unrealized      Unrealized          Fair
                                                                      Cost           Gains         (Losses)          Value
                                                                 -------------   ------------   --------------   -------------
Available-for-sale carried at fair value
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $  156,185        $   439       $     (275)     $  156,349
Federal agency issued mortgaged-backed securities ............     1,561,999          2,666          (36,895)      1,527,770
Obligations of states and political subdivisions .............         7,582             --             (883)          6,699
Corporate obligations ........................................     5,116,508          8,135         (211,387)      4,913,256
Corporate private-labeled mortgage-backed securities .........     1,247,368          6,898          (43,899)      1,210,367
Redeemable preferred stocks ..................................        12,742            381              (71)         13,052
                                                                  ----------        -------       ----------      ----------
Debt securities available-for-sale ...........................    $8,102,384        $18,519       $ (293,410)     $7,827,493
                                                                  ==========        =======       ==========      ==========
Held-to-maturity carried at amortized cost
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $    6,616        $    --       $       --      $    6,616
Obligations of states and political subdivisions .............        11,091             --               --          11,091
Corporate obligations ........................................     1,735,122          1,999          (37,650)      1,699,471
Corporate private-labeled mortgage-backed securities .........         2,985             --               --           2,985
Affiliate bonds ..............................................        43,083              3             (359)         42,727
                                                                  ----------        -------       ----------      ----------
Debt securities held-to-maturity .............................    $1,798,897        $ 2,002       $  (38,009)     $1,762,890
                                                                  ==========        =======       ==========      ==========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets--Continued

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $3.1 million, $3.4 million and $3.3 million in 2000, 1999 and 1998, respectively.

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2000 by contractual maturity were as follows (in thousands):



                                                           Available-for-Sale               Held-to-Maturity
                                                      -----------------------------   -----------------------------
                                                        Amortized          Fair         Amortized          Fair
                                                           Cost           Value            Cost           Value
                                                      -------------   -------------   -------------   -------------
Due in one year or less ...........................    $  135,158      $  134,952      $  133,875      $  133,670
Due after one year through five years .............     1,253,880       1,233,371         624,759         620,770
Due after five years through ten years ............     1,657,470       1,628,792         168,368         168,473
Due after ten years ...............................       991,311       1,006,974         139,284         144,844
Amounts not due at a single maturity date .........     3,857,647       3,879,080         472,705         478,984
Redeemable preferred stocks .......................        12,411          12,721              --              --
                                                       ----------      ----------      ----------      ----------
                                                       $7,907,877      $7,895,890      $1,538,991      $1,546,741
                                                       ==========      ==========      ==========      ==========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income were as follows (in thousands):




                                            Year ended December 31,
                                    ---------------------------------------
                                        2000          1999          1998
                                    -----------   -----------   -----------
Debt securities .................    $731,283      $648,201      $647,093
Equity securities ...............       1,744         2,817         2,710
Policy loans ....................      32,855        27,098        24,598
Mortgage loans ..................      90,413        71,170        53,549
Other ...........................      10,046         7,086        11,316
                                     --------      --------      --------
Gross investment income .........     866,341       756,372       739,266
Investment expenses .............      34,598        29,444        24,762
                                     --------      --------      --------
Net investment income ...........    $831,743      $726,928      $714,504
                                     ========      ========      ========

Realized investment gains and (losses) were as follows (in thousands):




                                                                         Year ended December 31,
                                                                 ----------------------------------------
                                                                     2000           1999          1998
                                                                 ------------   ------------   ----------
Debt securities ..............................................    $  (9,598)      $ (4,932)     $  7,679
Equity securities ............................................       (2,099)           (95)        2,899
Real estate ..................................................           --            157         1,640
Increase in mortgage loan valuation allowance ................       (1,921)          (411)       (9,800)
Amortization of deferred policy acquisition costs and value of
 business acquired ...........................................          136          1,643        (2,365)
Other ........................................................          616           (695)         (408)
                                                                  ---------       --------      --------
                                                                  $ (12,866)      $ (4,333)     $   (355)
                                                                  =========       ========      ========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets--Continued

Information about gross realized gains and losses on available-for-sale securities transactions is as follows (in thousands):




                                                                                 Year ended December 31,
                                                                         ----------------------------------------
                                                                             2000           1999          1998
                                                                         ------------   ------------   ----------
Gross realized:
 Gains ...............................................................    $  11,914      $   6,786      $ 17,299
 Losses ..............................................................      (15,704)       (12,354)       (7,247)
                                                                          ---------      ---------      --------
Net realized (losses) gains on available-for-sale securities .........    $  (3,790)     $  (5,568)     $ 10,052
                                                                          =========      =========      ========

The changes in unrealized gains and (losses) on securities classified as available-for-sale for the Company were as follows (in thousands):




                                                                               Year ended December 31,
                                                                    ---------------------------------------------
                                                                         2000            1999            1998
                                                                    -------------   --------------   ------------
Change in equity securities .....................................    $    4,201       $   (1,902)     $  (1,697)
Change in debt securities .......................................       262,104         (551,516)        44,398
Change in deferred policy acquisition costs and value of business
 acquired adjustments ...........................................      (115,040)         234,387        (17,156)
                                                                     ----------       ----------      ---------
                                                                        151,265         (319,031)        25,545
Deferred income taxes ...........................................       (52,959)         111,661         (8,940)
                                                                     ----------       ----------      ---------
Change in net unrealized gains ..................................    $   98,306       $ (207,370)     $  16,605
                                                                     ==========       ==========      =========

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 2000, the market value of securities loaned and collateral received amounted to $138 million and $143 million, respectively. At December 31, 1999, the market value of securities loaned and collateral received amounted to $60 million and $63 million, respectively.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2000 and 1999, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $180 million and $318 million, respectively.

At December 31, 2000 and 1999, the recorded investment in mortgage loans that are considered to be impaired was $13.3 million and $0. Delinquent loans outstanding were $0 as of December 31, 2000 and 1999. The related allowance for credit losses on mortgage loans increased from $9.8 million at December 31, 1998 to $10.2 million at December 31, 1999 to $12.1 million at December 31, 2000 through charges to realized losses. The average recorded investment in impaired loans was $6.7 million, $0 and $0 during the years ended December 31, 2000, 1999 and 1998, on which interest income of $1.1 million, $0 and $0 was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $11.0 million, $4.9 million and $8.4 million in 2000, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps at December 31 (in thousands):



                                                                             2000            1999
                                                                        -------------   -------------
Received-fixed swaps held as hedges of direct investments:
 Notional amount ....................................................     $ 137,440       $ 137,440
 Average rate received ..............................................          7.28%           7.28%
 Average rate paid ..................................................          6.90%           5.62%
Received-fixed swaps held to modify annuity crediting rates:
 Notional amount ....................................................     $  17,500       $  17,500
 Average rate received ..............................................          6.78%           6.78%
 Average rate paid ..................................................          6.40%           5.33%

Hedging Direct Investments

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. For hedges of investments classified as available-for-sale, net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 2000 and 1999.

Modifying Annuity Crediting Rates

Interest rate swaps are used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to annuity benefits.

Hedging Equity Indexed Annuity Crediting Rates

GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. As of December 31, 2000, the fair value and the carrying value of these options totaled $4 million. As of December 31, 1999, the fair value and the carrying value of these options totaled $5 million, reflecting the mark-to-market adjustment made to GLIC's assets as of the acquisition date.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

4. Derivatives--Continued

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income were as follows (in thousands):




                                                                                     Year ended December 31,
                                                                             ---------------------------------------
                                                                                 2000          1999          1998
                                                                             -----------   -----------   -----------
Beginning balance ........................................................    $ 329,513     $ 223,337     $ 132,215
Deferral:
 Commissions .............................................................      164,144       104,033        78,759
 Other ...................................................................       48,257        30,801        29,960
                                                                              ---------     ---------     ---------
                                                                                212,401       134,834       108,719
Amortization .............................................................      (73,089)      (29,273)      (17,332)
Adjustment related to realized losses (gains) on debt securities .........          224           615          (265)
Adjustment related to unrealized losses on securities
 available-for-sale ......................................................          588            --            --
                                                                              ---------     ---------     ---------
Ending balance ...........................................................    $ 469,637     $ 329,513     $ 223,337
                                                                              =========     =========     =========

Changes in the value of business acquired were as follows (in thousands):




                                                                                      Year ended December 31,
                                                                             -----------------------------------------
                                                                                  2000           1999          1998
                                                                             -------------   -----------   -----------
Beginning balance ........................................................    $  949,095      $ 568,208     $ 622,438
Deferral of commissions and accretion of interest ........................        17,860         22,142        37,281
Amortization .............................................................      (107,773)       (82,778)      (83,518)
Adjustment related to purchase accounting adjustments ....................        (3,891)       206,108        11,263
Adjustment related to realized (gains) losses on debt securities .........           (88)         1,028        (2,100)
Adjustment related to unrealized (gains) losses on securities
 available-for-sale ......................................................      (115,628)       234,387       (17,156)
                                                                              ----------      ---------     ---------
Ending balance ...........................................................    $  739,575      $ 949,095     $ 568,208
                                                                              ==========      =========     =========

Expected approximate amortization percentages of the value of business acquired as of December 31, 2000 over the next five years are as follows:


  Year ending December 31:
   2001 ..................     10.6%
   2002 ..................      9.4%
   2003 ..................      8.2%
   2004 ..................      6.9%
   2005 ..................      5.7%

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (in thousands):




                                                                                     December 31,
                                                                             -----------------------------
                                                                                  2000            1999
                                                                             -------------   -------------
Deferred income tax assets:
 Difference in policy liabilities ........................................    $  202,331      $  253,904
 Net unrealized losses on securities .....................................         1,267          54,699
 Obligation for postretirement benefits ..................................           760             650
 Deferred compensation ...................................................        22,114          20,577
 Depreciation differences ................................................           736              --
 Differences in investment basis .........................................            --           7,754
 Other deferred tax assets ...............................................        30,755          80,677
                                                                              ----------      ----------
Gross deferred tax assets ................................................       257,963         418,261
Deferred income tax liabilities:
 Deferral of policy acquisition costs and value of business acquired .....      (124,494)       (251,052)
 Differences in investment basis .........................................       (27,810)             --
 Depreciation differences ................................................            --          (3,678)
 Other deferred tax liabilities ..........................................      (105,761)        (39,614)
                                                                              ----------      ----------
Gross deferred tax liabilities ...........................................      (258,065)       (294,344)
                                                                              ----------      ----------
Net deferred income tax (liabilities) assets .............................    $     (102)     $  123,917
                                                                              ==========      ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2000, other assets includes $23.0 million for a federal income tax refund owed to the Company. In 1999 accrued expenses and other liabilities included $4.5 million for federal income taxes due.

Federal income taxes paid in 2000, 1999, and 1998 were $126 million, $52 million, and $70 million, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

7. Accident and Health and Disability Insurance Liabilities Activity

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (in thousands):



                                                  Year ended December 31,
                                          ---------------------------------------
                                              2000          1999          1998
                                          -----------   -----------   -----------
Balance as of January 1 ...............    $ 325,616     $130,643      $120,000
Less reinsurance recoverables .........       94,677       43,578        40,000
                                           ---------     --------      --------
Net balance as of January 1 ...........      230,939       87,065        80,000
                                           ---------     --------      --------
Acquisitions ..........................           --      143,468            --
                                           ---------     --------      --------
Amount incurred:
 Current year .........................      237,307       23,197        23,364
 Prior years ..........................      (11,849)      (5,294)         (460)
                                           ---------     --------      --------
                                             225,458       17,903        22,904
                                           ---------     --------      --------
Less amount paid:
 Current year .........................      139,210        5,394         3,198
 Prior years ..........................       57,842       12,103        12,641
                                           ---------     --------      --------
                                             197,052       17,497        15,839
                                           ---------     --------      --------
Net balance as of December 31 .........      259,345      230,939        87,065
Plus reinsurance recoverables .........      105,935       94,677        43,578
                                           ---------     --------      --------
Balance as of December 31 .............    $ 365,280     $325,616      $130,643
                                           =========     ========      ========

8. Retirement Benefit Plans

Pensions

The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

Defined Contribution Plans

Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

9. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $24 million as of December 31, 2000.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $2 million.

The effects of reinsurance in the consolidated statements of income were as follows (in thousands):




                                                              Year ended December 31,
                                                     -----------------------------------------
                                                          2000           1999          1998
                                                     -------------   -----------   -----------
Direct premiums and policy charges ...............    $1,084,871      $561,978      $557,495
Less premiums and policy charges ceded ...........       151,858       118,336       140,998
Plus premiums and policy charges assumed .........         9,128           903        30,891
                                                      ----------      --------      --------
Net premiums and policy charges ..................    $  942,141      $444,545      $447,388
                                                      ==========      ========      ========
Policy benefits and claims ceded .................    $  219,468      $232,886      $263,789
                                                      ==========      ========      ========

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during any period presented.

The Company reinsured 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to the AHL acquisition by JPCorp in 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the Company is compensated by the reinsurers for administrative services related to the reinsured business. The amounts due from reinsurers in the consolidated balance sheets include $948 million and $1,057 million due from the Household affiliates at December 31, 2000 and 1999.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

10. Reinsurance--Continued

and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. The Company has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2000 and 1999, the Company had a reinsurance recoverable of $84 million and $87 million, respectively, from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $172 million and $191 million of securities and short-term investments as of December 31, 2000 and 1999, respectively, 50% of which is included in investments in the accompanying consolidated balance sheets.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2000 and 1999 was $816 million and $874 million. Reported statutory net income (including GLIC for 2000 only) for the years ended December 31, 2000, 1999, and 1998 was $210 million, $196 million, and $191 million, respectively.

Prior to the acquisition of GLIC by JPCorp, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including the revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. At December 31, 2000, the assets and liabilities relating to these participating policies amounted to $341 million and $372 million. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. These restrictions apply to both the Company and its principal subsidiary, JPLA. The Company could pay approximately $129.8 million of dividends to JPCorp in 2001 without regula-

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

11. Statutory Financial Information--Continued

tory approval. Approximately $16.7 million of dividends could be paid to the Company by JPLA in 2001 without regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2000, the Company had adjusted capital and surplus that exceeded authorized control level RBC.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Nebraska has adopted the provisions of the revised manual with certain exceptions. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company expects implementation to have an immaterial impact on its statutory surplus.

12. Transactions with Affiliated Companies

The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $154.0 million, $75.7 million, and $83.3 million in 2000, 1999, and 1998, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), another wholly-owned subsidiary of JPCorp, of which $11.9 million and $55.9 million remained payable as of December 31, 2000 and 1999, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2000, the reserve carried by the Company for this policy totaled approximately $108 million.


The Company issued a $50 million surplus note on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The note calls for the Company to pay interest semiannually on March 31 and September 30. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.


13. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

<  Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.
<  Fair values of equity securities are based on quoted market prices.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

13. Fair Values of Financial Instruments--Continued

<  The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.
<  Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

<  Fair values of separate account assets and liabilities are reflected in the consolidated balance sheets.
<  Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.
<  Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

The carrying value and fair value of financial instruments were as follows (in thousands):



                                                                           Year ended December 31,
                                                        -------------------------------------------------------------
                                                                    2000                            1999
                                                        -----------------------------   -----------------------------
                                                           Carrying          Fair          Carrying          Fair
                                                            Value           Value           Value           Value
                                                        -------------   -------------   -------------   -------------
Financial Assets
Debt securities available-for-sale ..................    $7,892,208      $7,892,208      $7,827,862      $7,827,862
Interest rate swaps available-for-sale ..............         3,682           3,682            (369)           (369)
Debt securities held-to-maturity ....................     1,538,991       1,546,236       1,798,897       1,763,127
Interest rate swaps held-to-maturity ................            --             505              --            (237)
Equity securities available-for-sale ................        21,168          21,168          55,023          55,023
Cash and cash equivalents ...........................         4,244           4,244         156,672         156,672
Policy loans ........................................       674,936         738,534         654,431         714,121
Mortgage loans on real estate .......................     1,168,188       1,208,406       1,120,310       1,064,177
Financial Liabilities
Annuity contracts in accumulation phase .............     2,683,346       2,631,987       2,969,170       2,904,528
Securities sold under repurchase agreements .........       172,778         172,778         302,358         302,358

14. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statements of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale (in thousands):




                                                                               Year ended December 31,
                                                                      ------------------------------------------
                                                                          2000           1999            1998
                                                                      -----------   --------------   -----------
Unrealized holding gains (losses) arising during period,
 before taxes .....................................................    $ 147,475      $ (324,598)     $  35,598
Income taxes ......................................................      (51,632)        113,609        (12,459)
                                                                       ---------      ----------      ---------
Unrealized holding gains (losses) arising during period,
 net of taxes .....................................................       95,843        (210,989)        23,139
Less reclassification adjustment:
 (Losses) gains realized in net income, before taxes ..............       (3,790)         (5,568)        10,052
 Income taxes .....................................................        1,327           1,949         (3,518)
                                                                       ---------      ----------      ---------
 Reclassification adjustment for (losses) gains realized
  in net income ...................................................       (2,463)         (3,619)         6,534
                                                                       ---------      ----------      ---------
Other comprehensive income--net unrealized gains (losses) .........    $  98,306      $ (207,370)     $  16,605
                                                                       =========      ==========      =========

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of the JPF Separate Account A
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account A as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the JPF Separate Account at December 31, 2000, and the results of its operations and the changes in its net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.



                                                [Signature of Ernst & Young LLP]


Boston, Massachusetts
March 23, 2001

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT A
                               December 31, 2000



                                                             JPVF
                                             JPVF           World           JPVF
                                        International       Growth         Global
                                            Equity          Stock       Hard Assets
                                           Division        Division       Division
                                       --------------- --------------- -------------
ASSETS
Investments at cost ..................  $ 30,704,162    $104,028,677    $5,014,508
                                        ============    ============    ==========
Investments at market value ..........  $ 26,284,518    $125,400,805    $5,041,734
Net premiums receivable (payable) ....         3,488         (11,930)      (12,374)
                                        ------------    ------------    ----------
    TOTAL NET ASSETS .................  $ 26,288,006    $125,388,875    $5,029,360
                                        ============    ============    ==========
NET ASSET DISTRIBUTION
 Ensemble ............................                  $  1,912,106    $   79,309
 Ensemble II .........................  $ 25,242,973     122,526,920     4,920,331
 Ensemble III ........................     1,045,033         949,849        29,720
                                        ------------    ------------    ----------
    TOTAL NET ASSETS .................  $ 26,288,006    $125,388,875    $5,029,360
                                        ============    ============    ==========
UNITS OUTSTANDING
 Ensemble ............................                        36,909         7,860
 Ensemble II .........................     2,063,940       2,463,023       508,012
 Ensemble III ........................       131,612          97,936         2,807

NET ASSET VALUE PER UNIT
 Ensemble ............................                  $     51.809    $   10.090
 Ensemble II .........................  $     12.232    $     49.752    $    9.686
 Ensemble III ........................  $      7.942    $      9.699    $   10.590



                                              JPVF              JPVF            JPVF
                                            Emerging          Capital           Small           JPVF
                                             Growth            Growth          Company         Growth
                                            Division          Division        Division        Division
                                       ----------------- ----------------- -------------- ----------------
ASSETS
Investments at cost ..................   $ 102,297,088     $ 203,191,663    $88,837,144     $ 46,939,049
                                         =============     =============    ===========     ============
Investments at market value ..........   $ 132,479,395     $ 286,186,918    $77,331,915     $ 44,704,735
Net premiums receivable (payable) ....         222,850           463,547         (5,635)         253,310
                                         -------------     -------------    -----------     ------------
    TOTAL NET ASSETS .................   $ 132,702,245     $ 286,650,465    $77,326,280     $ 44,958,045
                                         =============     =============    ===========     ============
NET ASSET DISTRIBUTION
 Ensemble ............................                                      $   459,522
 Ensemble II .........................   $ 129,525,737     $ 281,331,705     76,536,802     $ 42,095,025
 Ensemble III ........................       3,176,508         5,318,760        329,956        2,863,020
                                         -------------     -------------    -----------     ------------
    TOTAL NET ASSETS .................   $ 132,702,245     $ 286,650,465    $77,326,280     $ 44,958,045
                                         =============     =============    ===========     ============
UNITS OUTSTANDING
 Ensemble ............................                                           12,064
 Ensemble II .........................       3,794,540         5,261,196      2,094,054        1,934,964
 Ensemble III ........................         358,212           612,012         35,032          332,761

NET ASSET VALUE PER UNIT
 Ensemble ............................                                      $    38.092
 Ensemble II .........................   $      34.138     $      53.478    $    36.553     $     21.757
 Ensemble III ........................   $       8.868     $       8.691    $     9.419     $      8.605

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT A
                               December 31, 2000



                                               JPVF             JPVF             JPVF
                                             S&P 500            Value          Balanced
                                             Division         Division         Division
                                        ----------------- ---------------- ----------------
ASSETS
Investments at cost ...................   $ 137,977,992     $ 57,831,796     $ 41,430,811
                                          =============     ============     ============
Investments at market value ...........   $ 126,516,376     $ 63,770,236     $ 45,834,381
Accrued investment income .............
Net premiums receivable (payable) .....         261,696           24,585           47,840
                                          -------------     ------------     ------------
    TOTAL NET ASSETS ..................   $ 126,778,072     $ 63,804,821     $ 45,882,221
                                          =============     ============     ============
NET ASSET DISTRIBUTION
 Ensemble .............................
 Ensemble II ..........................   $ 122,545,976     $ 63,306,857     $ 43,134,364
 Ensemble III .........................       4,232,096          497,964        2,747,857
                                          -------------     ------------     ------------
    TOTAL NET ASSETS ..................   $ 126,778,072     $ 63,804,821     $ 45,882,221
                                          =============     ============     ============
UNITS OUTSTANDING
 Ensemble .............................              --               --               --
 Ensemble II ..........................       5,990,677        2,028,670        1,769,031
 Ensemble III .........................         470,934           46,206          272,079

NET ASSET VALUE PER UNIT
 Ensemble .............................
 Ensemble II ..........................   $      20.458     $     31.209     $     24.386
 Ensemble III .........................   $       8.987     $     10.778     $     10.100



                                                             JPVF          Fidelity
                                              JPVF           Money           VIP           Fidelity
                                           High Yield       Market      Equity-Income     VIP Growth
                                            Division       Division        Division        Division
                                        --------------- -------------- --------------- ----------------
ASSETS
Investments at cost ...................   $ 6,346,570    $20,757,387    $ 18,689,329     $ 56,368,653
                                          ===========    ===========    ============     ============
Investments at market value ...........   $ 5,114,042    $21,124,911    $ 19,453,411     $ 52,735,094
Accrued investment income .............       502,390
Net premiums receivable (payable) .....        45,210       (103,781)        115,256          222,427
                                          -----------    -----------    ------------     ------------
    TOTAL NET ASSETS ..................   $ 5,661,642    $21,021,130    $ 19,568,667     $ 52,957,521
                                          ===========    ===========    ============     ============
NET ASSET DISTRIBUTION
 Ensemble .............................                  $    15,310
 Ensemble II ..........................   $ 5,579,123     18,853,467    $ 18,264,006     $ 49,854,317
 Ensemble III .........................        82,519      2,152,354       1,304,661        3,103,204
                                          -----------    -----------    ------------     ------------
    TOTAL NET ASSETS ..................   $ 5,661,642    $21,021,130    $ 19,568,667     $ 52,957,521
                                          ===========    ===========    ============     ============
UNITS OUTSTANDING
 Ensemble .............................            --            781              --               --
 Ensemble II ..........................       590,982      1,001,741       1,431,499        2,963,608
 Ensemble III .........................         9,023        209,052         120,277          340,465

NET ASSET VALUE PER UNIT
 Ensemble .............................                  $    19.614
 Ensemble II ..........................   $     9.441    $    18.823    $     12.760     $     16.824
 Ensemble III .........................   $     9.146    $    10.297    $     10.848     $      9.115

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT A
                               December 31, 2000



                                            Fidelity        Fidelity
                                             VIP II           VIP         Templeton
                                           Contrafund     High Income   International
                                            Division        Division       Division
                                        ---------------- ------------- ---------------
ASSETS
Investments at cost ...................   $ 69,063,427    $1,592,096    $ 73,085,411
                                          ============    ==========    ============
Investments at market value ...........   $ 73,066,107    $1,066,368    $ 73,222,241
Net premiums receivable (payable) .....        164,972          (105)         96,954
                                          ------------    ----------    ------------
    TOTAL NET ASSETS ..................   $ 73,231,079    $1,066,263    $ 73,319,195
                                          ============    ==========    ============
NET ASSET DISTRIBUTION
 Ensemble .............................
 Ensemble II ..........................   $ 70,865,599    $1,066,263    $ 72,537,920
 Ensemble III .........................      2,365,480            --         781,275
                                          ------------    ----------    ------------
    TOTAL NET ASSETS ..................   $ 73,231,079    $1,066,263    $ 73,319,195
                                          ============    ==========    ============
UNITS OUTSTANDING
 Ensemble .............................             --            --              --
 Ensemble II ..........................      3,517,285       108,853       3,648,781
 Ensemble III .........................        241,491            --          80,192

NET ASSET VALUE PER UNIT
 Ensemble .............................
 Ensemble II ..........................   $     20.150    $    9.796    $     19.882
 Ensemble III .........................   $      9.796                  $      9.743



                                               MFS              MFS          Oppenheimer     Oppenheimer
                                            Research         Utilities          Bond        Strategic Bond
                                            Division         Division         Division         Division
                                        ---------------- ---------------- ---------------- ---------------
ASSETS
Investments at cost ...................   $ 27,794,465     $ 19,428,023     $ 25,091,559     $ 4,232,364
                                          ============     ============     ============     ===========
Investments at market value ...........   $ 26,387,165     $ 21,123,254     $ 24,082,047     $ 4,088,145
Net premiums receivable (payable) .....         92,319           49,835           94,883          87,047
                                          ------------     ------------     ------------     -----------
    TOTAL NET ASSETS ..................   $ 26,479,484     $ 21,173,089     $ 24,176,930     $ 4,175,192
                                          ============     ============     ============     ===========
NET ASSET DISTRIBUTION
 Ensemble .............................                                     $     27,833
 Ensemble II ..........................   $ 25,212,678     $ 20,126,598       23,671,624     $ 3,842,885
 Ensemble III .........................      1,266,807        1,046,491          477,474         332,307
                                          ------------     ------------     ------------     -----------
    TOTAL NET ASSETS ..................   $ 26,479,484     $ 21,173,089     $ 24,176,930     $ 4,175,192
                                          ============     ============     ============     ===========
UNITS OUTSTANDING
 Ensemble .............................             --               --            1,192              --
 Ensemble II ..........................      1,758,108        1,209,918        1,055,930         368,461
 Ensemble III .........................        140,502          104,806           45,945          33,055

NET ASSET VALUE PER UNIT
 Ensemble .............................                                     $     23.348
 Ensemble II ..........................   $     14.342     $     16.636     $     22.420     $    10.431
 Ensemble III .........................   $      9.017     $      9.986     $     10.393     $    10.054

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                       JPVF                                            JPVF
                                               International Equity                             World Growth Stock
                                                     Division                                        Division
                                -------------------------------------------------- ---------------------------------------------
                                                                   Period from
                                         Year Ended            January 15, 1998(a)                  Year Ended
                                        December 31,                   to                          December 31,
                                -----------------------------     December 31,     ---------------------------------------------
                                      2000           1999             1998               2000           1999           1998
                                --------------- ------------- -------------------- --------------- ------------- ---------------
Investment Income:
 Dividend income ..............  $         --    $       --         $     --        $   1,733,049   $   359,571   $   2,325,200
 Distributions of realized
  gains .......................     1,795,828            --           27,704            1,886,862     1,324,887       7,901,423
                                 ------------    ----------         --------        -------------   -----------   -------------
                                    1,795,828            --           27,704            3,619,911     1,684,458      10,226,623
Expenses:
 Mortality and expense
  risk charge .................       231,598       129,696           29,866            1,139,601     1,061,262       1,080,424
                                 ------------    ----------         --------        -------------   -----------   -------------
  Net investment income
   (loss) .....................     1,564,230      (129,696)          (2,162)           2,480,311       623,196       9,146,199
                                 ------------    ----------         --------        -------------   -----------   -------------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............       103,834       720,386           (1,410)           2,437,435     1,558,287       1,498,732
 Change in net unrealized
  gain (loss) on
  investments .................    (8,985,478)    4,015,470          550,363           (4,082,789)   19,480,089      (8,293,399)
                                 ------------    ----------         --------        -------------   -----------   -------------
 Net gain (loss) on
  investments .................    (8,881,644)    4,735,856          548,953           (1,645,354)   21,038,376      (6,794,667)
                                 ------------    ----------         --------        -------------   -----------   -------------
  Increase (decrease) in
   net assets from
   operations .................  $ (7,317,414)   $4,606,160         $546,791        $     834,957   $21,661,572   $   2,351,532
                                 ============    ==========         ========        =============   ===========   =============



                                                   JPVF
                                            Global Hard Assets
                                                 Division
                                -------------------------------------------
                                                Year Ended
                                               December 31,
                                -------------------------------------------
                                     2000           1999           1998
                                ------------- --------------- -------------
Investment Income:
 Dividend income ..............  $    68,661   $       5,738   $   72,099
 Distributions of realized
  gains .......................           --              --           --
                                 -----------   -------------   ----------
                                      68,661           5,738       72,099
Expenses:
 Mortality and expense
  risk charge .................       50,110          51,987       43,859
                                 -----------   -------------   ----------
  Net investment income
   (loss) .....................       18,551         (46,249)      28,240
                                 -----------   -------------   ----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............     (422,997)     (1,083,450)    (826,362)
 Change in net unrealized
  gain (loss) on
  investments .................      754,710       1,807,479      121,013
                                 -----------   -------------   ----------
 Net gain (loss) on
  investments .................      331,713         724,029     (705,349)
                                 -----------   -------------   ----------
  Increase (decrease) in
   net assets from
   operations .................  $   350,263   $     677,780   $ (677,109)
                                 ===========   =============   ==========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                     JPVF                                            JPVF
                                                Emerging Growth                                 Capital Growth
                                                   Division                                        Division
                                ----------------------------------------------- ----------------------------------------------
                                            Year Ended December 31,                        Year Ended December 31,
                                ----------------------------------------------- ----------------------------------------------
                                      2000             1999           1998            2000            1999           1998
                                ---------------- --------------- -------------- ---------------- -------------- --------------
Investment Income:
 Dividend income ..............  $          --     $        --    $        --    $          --    $        --    $        --
 Distributions of realized
  gains .......................     14,494,680              --        562,053       14,695,994      5,837,977      9,631,854
                                 -------------     -----------    -----------    -------------    -----------    -----------
                                    14,494,680              --        562,053       14,695,994      5,837,977      9,631,854
Expenses:
 Mortality and expense
  risk charge .................      1,356,635         821,544        549,991        2,952,914      2,091,275      1,396,476
                                 -------------     -----------    -----------    -------------    -----------    -----------
  Net investment income
   (loss) .....................     13,138,044        (821,544)        12,062       11,743,080      3,746,702      8,235,378
                                 -------------     -----------    -----------    -------------    -----------    -----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............      5,627,874       3,161,020      1,477,889        7,368,381      1,944,106      2,650,023
 Change in net unrealized
  gain on investments .........    (51,422,188)     59,901,442     16,294,927      (66,896,238)    85,575,214     38,211,343
                                 -------------     -----------    -----------    -------------    -----------    -----------
 Net gain (loss) on
  investments .................    (45,794,314)     63,062,462     17,772,816      (59,527,857)    87,519,320     40,861,366
                                 -------------     -----------    -----------    -------------    -----------    -----------
  Increase (decrease) in
   net assets from
   operations .................  $ (32,656,270)    $62,240,918    $17,784,878    $ (47,784,777)   $91,266,022    $49,096,744
                                 =============     ===========    ===========    =============    ===========    ===========



                                                      JPVF
                                                  Small Company
                                                    Division
                                -------------------------------------------------
                                             Year Ended December 31,
                                -------------------------------------------------
                                      2000             1999            1998
                                ---------------- --------------- ----------------
Investment Income:
 Dividend income ..............  $          --    $    102,370    $     888,637
 Distributions of realized
  gains .......................             --       1,905,734        7,682,840
                                 -------------    ------------    -------------
                                            --       2,008,104        8,571,477
Expenses:
 Mortality and expense
  risk charge .................        744,921         698,842          791,529
                                 -------------    ------------    -------------
  Net investment income
   (loss) .....................       (744,921)      1,309,262        7,779,948
                                 -------------    ------------    -------------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............       (482,999)     (1,289,759)         939,643
 Change in net unrealized
  gain on investments .........    (15,786,218)     10,478,964      (20,294,880)
                                 -------------    ------------    -------------
 Net gain (loss) on
  investments .................    (16,269,217)      9,189,205      (19,355,237)
                                 -------------    ------------    -------------
  Increase (decrease) in
   net assets from
   operations .................  $ (17,014,138)   $ 10,498,467    $ (11,575,289)
                                 =============    ============    =============

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                                              JPVF
                                                                             Growth
                                                                            Division
                                                      ----------------------------------------------------
                                                                                          Period from
                                                                Year Ended            January 20, 1998(a)
                                                               December 31,                    to
                                                      ------------------------------      December 31,
                                                            2000           1999               1998
                                                      --------------- -------------- ---------------------
Investment Income:
  Dividend income ...................................  $         --     $       --         $      --
  Distributions of realized gains ...................     2,490,748         36,111                --
                                                       ------------     ----------         ---------
                                                          2,490,748         36,111                --
Expenses:
  Mortality and expense risk charge .................       350,113         63,641             6,809
                                                       ------------     ----------         ---------
    Net investment income (loss) ....................     2,140,635        (27,530)           (6,809)
                                                       ------------     ----------         ---------
Gain (loss) on investments:
  Net realized gain (loss) on investments ...........       871,852        101,362           (46,655)
  Change in net unrealized gain (loss) on investments    (9,399,918)     6,934,317           231,287
                                                       ------------     ----------         ---------
  Net gain (loss) on investments ....................    (8,528,066)     7,035,679           184,632
                                                       ------------     ----------         ---------
    Increase (decrease) in net assets from
     operations .....................................  $ (6,387,431)    $7,008,149         $ 177,823
                                                       ============     ==========         =========



                                                             JPVF                          JPVF
                                                           S&P 500                         Value
                                                           Division                      Division
                                                      ----------------- -------------------------------------------
                                                         Period from
                                                        May 1, 2000(a)                  Year Ended
                                                              to                       December 31,
                                                         December 31,   -------------------------------------------
                                                             2000             2000           1999          1998
                                                      ----------------- --------------- ------------- -------------
Investment Income:
  Dividend income ...................................   $          --    $     506,154   $       --    $  404,228
  Distributions of realized gains ...................              --        6,308,193      408,080            --
                                                        -------------    -------------   ----------    ----------
                                                                   --        6,814,347      408,080       404,228
Expenses:
  Mortality and expense risk charge .................         795,862          538,465      513,429       435,459
                                                        -------------    -------------   ----------    ----------
    Net investment income (loss) ....................        (795,862)       6,275,882     (105,349)      (31,231)
                                                        -------------    -------------   ----------    ----------
Gain (loss) on investments:
  Net realized gain (loss) on investments ...........        (192,057)         505,076    1,036,064       781,929
  Change in net unrealized gain (loss) on investments     (11,461,616)      (1,813,590)   1,596,857     4,120,409
                                                        -------------    -------------   ----------    ----------
  Net gain (loss) on investments ....................     (11,653,673)      (1,308,514)   2,632,921     4,902,338
                                                        -------------    -------------   ----------    ----------
    Increase (decrease) in net assets from
     operations .....................................   $ (12,449,535)   $   4,967,368   $2,527,572    $4,871,107
                                                        =============    =============   ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                   JPVF                                JPVF
                                                 Balanced                           High Yield
                                                 Division                            Division
                                ------------------------------------------ -----------------------------
                                                Year Ended                          Year Ended
                                               December 31,                        December 31,
                                ------------------------------------------ -----------------------------
                                      2000          1999          1998           2000           1999
                                --------------- ------------ ------------- --------------- -------------
Investment Income:
 Dividend income ..............  $    865,274    $    6,369   $  554,007    $     502,390   $   434,055
 Distributions of realized
  gains .......................     2,288,627       589,559    2,074,977               --            --
                                 ------------    ----------   ----------    -------------   -----------
                                    3,153,900       595,928    2,628,984          502,390       434,055
Expenses:
 Mortality and expense
  risk charge .................       394,568       322,184      256,295           56,490        55,669
                                 ------------    ----------   ----------    -------------   -----------
  Net investment income
   (loss) .....................     2,759,332       273,744    2,372,689          445,900       378,386
                                 ------------    ----------   ----------    -------------   -----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............       517,749       250,283      111,626         (180,987)      (40,844)
 Change in net unrealized
  gain (loss) on
  investments .................    (4,300,965)    6,776,884    1,976,202         (820,279)     (124,383)
                                 ------------    ----------   ----------    -------------   -----------
 Net gain (loss) on
  investments .................    (3,783,216)    7,027,167    2,087,828       (1,001,266)     (165,227)
                                 ------------    ----------   ----------    -------------   -----------
  Increase (decrease) in
   net assets from
   operations .................  $ (1,023,884)   $7,300,911   $4,460,517    $    (555,365)  $   213,159
                                 ============    ==========   ==========    =============   ===========



                                       JPVF                            JPVF
                                    High Yield                     Money Market
                                     Division                         Division
                                ------------------- --------------------------------------
                                    Period from
                                 January 8, 1998(a)               Year Ended
                                         to                      December 31,
                                    December 31,    ---------------------------------------
                                        1998             2000          1999         1998
                                ------------------- ------------- ------------- -----------
Investment Income:
 Dividend income ..............     $  296,661       $1,005,509    $        --   $507,941
 Distributions of realized
  gains .......................             --               --             --         --
                                    ----------       ----------    -----------   --------
                                       296,661        1,005,509             --    507,941
Expenses:
 Mortality and expense
  risk charge .................         32,443          190,392        177,261    111,692
                                    ----------       ----------    -----------   --------
  Net investment income
   (loss) .....................        264,218          815,117       (177,261)   396,249
                                    ----------       ----------    -----------   --------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............        (77,480)         337,672        142,086     53,452
 Change in net unrealized
  gain (loss) on
  investments .................       (287,866)        (124,029)       740,327     20,157
                                    ----------       ----------    -----------   --------
 Net gain (loss) on
  investments .................       (365,346)         213,643        882,413     73,609
                                    ----------       ----------    -----------   --------
  Increase (decrease) in
   net assets from
   operations .................     $ (101,128)      $1,028,760    $   705,152   $469,858
                                    ==========       ==========    ===========   ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                  Fidelity                               Fidelity
                                             VIP Equity-Income                          VIP Growth
                                                  Division                               Division
                              ------------------------------------------------ -----------------------------
                                                               Period from
                                      Year Ended           January 8, 1998(a)           Year Ended
                                     December 31,                  to                  December 31,
                              ---------------------------     December 31,     -----------------------------
                                   2000          1999             1998               2000           1999
                              ------------- ------------- -------------------- ---------------- ------------
Investment Income:
 Dividend income ............  $  169,945    $    69,348      $     8,570       $      51,812    $   17,820
 Distributions of realized
  gains .....................     640,257        153,295           30,500           5,155,385     1,120,427
                               ----------    -----------      -----------       -------------    ----------
                                  810,202        222,643           39,070           5,207,197     1,138,247
Expenses:
 Mortality and expense
  risk charge ...............     118,177         67,673           38,308             478,737       233,111
                               ----------    -----------      -----------       -------------    ----------
  Net investment income
   (loss) ...................     692,025        154,970              762           4,728,460       905,136
                               ----------    -----------      -----------       -------------    ----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ............    (107,875)        85,743         (114,816)            653,539        59,375
 Change in net unrealized
  gain (loss) on
  investments ...............     710,866       (139,539)         192,755         (12,947,695)    8,178,073
                               ----------    -----------      -----------       -------------    ----------
 Net gain (loss) on
  investments ...............     602,991        (53,796)          77,939         (12,294,156)    8,237,448
                               ----------    -----------      -----------       -------------    ----------
  Increase (decrease) in
   net assets from
   operations ...............  $1,295,016    $   101,174      $    78,701       $  (7,565,696)   $9,142,584
                               ==========    ===========      ===========       =============    ==========



                                   Fidelity                            Fidelity
                                  VIP Growth                       VIP II Contrafund
                                   Division                            Division
                              ------------------- --------------------------------------------
                                  Period from
                               January 8, 1998(a)
                                       to                   Year Ended December 31,
                                  December 31,    --------------------------------------------
                                      1998              2000            1999          1998
                              ------------------- ---------------- ------------- -------------
Investment Income:
 Dividend income ............     $      141       $     226,833    $   215,838   $  141,812
 Distributions of realized
  gains .....................          3,709           8,234,034      1,582,814    1,043,329
                                  ----------       -------------    -----------   ----------
                                       3,850           8,460,867      1,798,652    1,185,141
Expenses:
 Mortality and expense
  risk charge ...............         18,771             624,100        461,629      246,378
                                  ----------       -------------    -----------   ----------
  Net investment income
   (loss) ...................        (14,921)          7,836,767      1,337,023      938,763
                                  ----------       -------------    -----------   ----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ............        (10,197)            330,254      1,161,891      381,646
 Change in net unrealized
  gain (loss) on
  investments ...............      1,136,063         (13,587,712)     9,007,322    6,265,813
                                  ----------       -------------    -----------   ----------
 Net gain (loss) on
  investments ...............      1,125,866         (13,257,458)    10,169,213    6,647,459
                                  ----------       -------------    -----------   ----------
  Increase (decrease) in
   net assets from
   operations ...............     $1,110,945       $  (5,420,691)   $11,506,236   $7,586,222
                                  ==========       =============    ===========   ==========

(a) Commencement of operations.

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                Fidelity                                    Fidelity
                                             VIP High Income                            VIP II Index 500
                                                Division                                    Division
                                ----------------------------------------- --------------------------------------------
                                               Year Ended                                  Year Ended
                                              December 31,                                December 31,
                                ----------------------------------------- --------------------------------------------
                                     2000          1999          1998           2000            1999          1998
                                ------------- ------------- ------------- ---------------- ------------- -------------
Investment Income:
 Dividend income ..............  $  112,681    $   224,955   $  398,490    $   1,228,226    $   781,774   $   371,052
 Distributions of realized
  gains .......................          --          8,409      253,207          536,889        530,490       859,422
                                 ----------    -----------   ----------    -------------    -----------   -----------
                                    112,681        233,364      651,697        1,765,115      1,312,264     1,230,474
Expenses:
 Mortality and expense
  risk charge .................      12,540         19,003       35,359          345,491        887,561       431,588
                                 ----------    -----------   ----------    -------------    -----------   -----------
  Net investment
   income .....................     100,141        214,361      616,338        1,419,624        424,703       798,886
                                 ----------    -----------   ----------    -------------    -----------   -----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............     (78,081)      (120,010)      97,475       26,566,913      3,073,138       551,714
 Change in net unrealized
  gain (loss) on
  investments .................    (362,423)        63,150     (784,352)     (29,253,251)    14,391,208    10,456,961
                                 ----------    -----------   ----------    -------------    -----------   -----------
 Net gain (loss) on
  investments .................    (440,504)       (56,860)    (686,877)      (2,686,338)    17,464,346    11,008,675
                                 ----------    -----------   ----------    -------------    -----------   -----------
  Increase (decrease) in
   net assets from
   operations .................  $ (340,364)   $   157,501   $  (70,539)   $  (1,266,714)   $17,889,049   $11,807,561
                                 ==========    ===========   ==========    =============    ===========   ===========



                                                 Templeton
                                               International
                                                  Division
                                --------------------------------------------
                                                 Year Ended
                                                December 31,
                                --------------------------------------------
                                      2000            1999          1998
                                ---------------- ------------- -------------
Investment Income:
 Dividend income ..............  $   1,393,891    $ 1,540,020   $1,024,661
 Distributions of realized
  gains .......................      8,237,079      5,349,542    1,831,974
                                 -------------    -----------   ----------
                                     9,630,970      6,889,562    2,856,635
Expenses:
 Mortality and expense
  risk charge .................        632,371        529,156      429,430
                                 -------------    -----------   ----------
  Net investment
   income .....................      8,998,599      6,360,406    2,427,205
                                 -------------    -----------   ----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............        157,164        338,691      776,195
 Change in net unrealized
  gain (loss) on
  investments .................    (11,224,839)     5,803,054      295,855
                                 -------------    -----------   ----------
 Net gain (loss) on
  investments .................    (11,067,674)     6,141,745    1,072,050
                                 -------------    -----------   ----------
  Increase (decrease) in
   net assets from
   operations .................  $  (2,069,075)   $12,502,151   $3,499,255
                                 =============    ===========   ==========

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                       MFS                                   MFS
                                                    Research                              Utilities
                                                    Division                               Division
                                ------------------------------------------------- --------------------------
                                                                  Period from
                                         Year Ended           January 8, 1998(a)          Year Ended
                                        December 31,                  to                 December 31,
                                ----------------------------     December 31,     --------------------------
                                      2000          1999             1998              2000         1999
                                --------------- ------------ -------------------- ------------- ------------
Investment Income:
 Dividend income ..............  $      5,206    $   13,020      $     3,768       $   158,796   $   60,485
 Distributions of realized
  gains .......................       893,527        68,803           49,416         1,197,110      304,120
                                 ------------    ----------      -----------       -----------   ----------
                                      898,733        81,823           53,184         1,355,906      364,605
Expenses:
 Mortality and expense
  risk charge .................       170,934        65,517           22,916           157,678       68,471
                                 ------------    ----------      -----------       -----------   ----------
  Net investment
   income .....................       727,799        16,306           30,268         1,198,228      296,134
                                 ------------    ----------      -----------       -----------   ----------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............       173,047       107,800         (192,250)          282,800      154,941
 Change in net unrealized
  gain (loss) on
  investments .................    (3,447,864)    1,704,948          335,616          (673,819)   2,096,308
                                 ------------    ----------      -----------       -----------   ----------
 Net gain (loss) on
  investments .................    (3,274,817)    1,812,748          143,366          (391,019)   2,251,249
                                 ------------    ----------      -----------       -----------   ----------
  Increase (decrease) in
   net assets from
   Operations .................  $ (2,547,018)   $1,829,054      $   173,634       $   807,209   $2,547,383
                                 ============    ==========      ===========       ===========   ==========



                                        MFS                        Oppenheimer
                                     Utilities                        Bond
                                      Division                      Division
                                -------------------- -----------------------------------------
                                     Period from
                                 January 12, 1998(a)
                                         to                   Year Ended December 31,
                                    December 31,     -----------------------------------------
                                        1998              2000           1999          1998
                                -------------------- ------------- --------------- -----------
Investment Income:
 Dividend income ..............       $ 13,390        $1,614,943    $   861,797     $229,399
 Distributions of realized
  gains .......................         60,878                --         82,763      207,606
                                      --------        ----------    -----------     --------
                                        74,268         1,614,943        944,560      437,005
Expenses:
 Mortality and expense
  risk charge .................         17,630           185,726        173,390      145,903
                                      --------        ----------    -----------     --------
  Net investment
   income .....................         56,638         1,429,217        771,170      291,102
                                      --------        ----------    -----------     --------
Gain (loss) on investments:
 Net realized gain (loss)
  on investments ..............         38,000          (194,080)      (134,605)     296,390
 Change in net unrealized
  gain (loss) on
  investments .................        272,742          (172,794)    (1,114,314)     247,987
                                      --------        ----------    -----------     --------
 Net gain (loss) on
  investments .................        310,742          (366,874)    (1,248,919)     544,377
                                      --------        ----------    -----------     --------
  Increase (decrease) in
   net assets from
   Operations .................       $367,380        $1,062,343    $  (477,749)    $835,479
                                      ========        ==========    ===========     ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                            JPF SEPARATE ACCOUNT A



                                                                                     Oppenheimer
                                                                                    Strategic Bond
                                                                                       Division
                                                                  --------------------------------------------------
                                                                                                     Period from
                                                                          Year Ended             January 12, 1998(a)
                                                                         December 31,                    to
                                                                  ---------------------------       December 31,
                                                                       2000           1999              1998
                                                                  -------------   -----------   --------------------
Investment Income:
  Dividend income .............................................    $  271,522      $ 109,302          $  5,696
  Distributions of realized gains .............................            --             --             3,670
                                                                   ----------      ---------          --------
                                                                      271,522        109,302             9,366
Expenses:
  Mortality and expense risk charge ...........................        31,880         20,608             8,104
                                                                   ----------      ---------          --------
    Net investment income .....................................       239,642         88,694             1,262
                                                                   ----------      ---------          --------
Gain (loss) on investments:
  Net realized gain (loss) on investments .....................       (34,163)       (19,086)           (2,048)
  Change in net unrealized gain (loss) on investments .........      (146,954)       (22,018)           24,753
                                                                   ----------      ---------          --------
  Net gain (loss) on investments ..............................      (181,117)       (41,104)           22,705
                                                                   ----------      ---------          --------
    Increase in net assets from operations ....................    $   58,525      $  47,590          $ 23,967
                                                                   ==========      =========          ========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT A



                                                          JPVF
                                                  International Equity
                                                        Division
                                   ---------------------------------------------------
                                                                       Period from
                                                                   January 15, 1998(a)
                                      Year Ended December 31,              to
                                   ------------------------------     December 31,
                                         2000           1999              1998
                                   --------------- -------------- --------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ........................ $ 1,564,230     $  (129,696)    $   (2,162)
  Net realized gain (loss)
   on investments ................     103,834         720,386         (1,410)
  Change in net unrealized
   gain (loss) on
   investments ...................  (8,985,478)      4,015,470        550,363
                                   -----------     -----------     ----------
Increase (decrease) in net
 assets from operations ..........  (7,317,414)      4,606,160        546,791
Contractholder transactions--
 Note F:
  Transfers of net premiums.......   6,666,735       3,996,999      1,201,519
  Transfers from/to General
   Account and within
   Separate Account, net .........   7,405,625       5,710,860      6,623,800
  Transfers of cost of
   insurance .....................  (1,741,233)     (1,006,092)      (238,990)
  Transfers on account
   of death ......................     (55,212)         (1,803)       (12,068)
  Transfers on account of
   other terminations ............     (91,893)        (22,117)        16,339
                                   -----------     -----------     ----------
Net increase (decrease) in
 net assets derived from
 contractholder transactions .....  12,184,022       8,677,847      7,590,600
Net increase (decrease) in
 net assets ......................   4,866,608      13,284,007      8,137,391
                                   -----------     -----------     ----------
Balance at beginning of year .....  21,421,398       8,137,391             --
                                   -----------     -----------     ----------
Balance at end of year ........... $26,288,006     $21,421,398     $8,137,391
                                   ===========     ===========     ==========



                                                         JPVF                                           JPVF
                                                  World Growth Stock                             Global Hard Assets
                                                       Division                                       Division
                                   ------------------------------------------------ ---------------------------------------------
                                               Year Ended December 31,                         Year Ended December 31,
                                   ------------------------------------------------ ---------------------------------------------
                                         2000            1999             1998            2000            1999           1998
                                   --------------- ---------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ........................  $  2,480,311   $    623,196     $  9,146,199    $   18,551      $  (46,249)      $   28,240
  Net realized gain (loss)
   on investments ................     2,437,435      1,558,287        1,498,732      (422,997)     (1,083,450)        (826,362)
  Change in net unrealized
   gain (loss) on
   investments ...................    (4,082,789)    19,480,089       (8,293,399)      754,710       1,807,479          121,013
                                    ------------   ------------     ------------    ----------      ----------       ----------
Increase (decrease) in net
 assets from operations ..........       834,957     21,661,572        2,351,532       350,263         677,780         (677,109)
Contractholder transactions--
 Note F:
  Transfers of net premiums.......    15,071,399     16,845,423       19,624,937       951,609       1,235,187        1,192,112
  Transfers from/to General
   Account and within
   Separate Account, net .........    (9,527,656)   (19,163,711)     (12,458,969)   (1,222,633)       (275,408)        (854,463)
  Transfers of cost of
   insurance .....................    (6,718,125)    (7,185,745)      (7,802,232)     (428,116)       (460,243)        (412,766)
  Transfers on account
   of death ......................      (436,749)      (284,192)        (329,223)      (15,262)         (5,186)          (4,158)
  Transfers on account of
   other terminations ............    (1,392,772)    (1,514,073)      (2,164,208)     (101,890)        (80,350)        (113,411)
                                    ------------   ------------     ------------    ----------      ----------       ----------
Net increase (decrease) in
 net assets derived from
 contractholder transactions .....    (3,003,903)   (11,302,298)      (3,129,695)     (816,292)        414,000         (192,686)
Net increase (decrease) in
 net assets ......................    (2,168,946)    10,359,274         (778,163)     (466,029)      1,091,780         (869,795)
                                    ------------   ------------     ------------    ----------      ----------       ----------
Balance at beginning of year .....   127,557,821    117,198,547      117,976,710     5,495,389       4,403,609        5,273,404
                                    ------------   ------------     ------------    ----------      ----------       ----------
Balance at end of year ...........  $125,388,875   $127,557,821     $117,198,547    $5,029,360      $5,495,389       $4,403,609
                                    ============   ============     ============    ==========      ==========       ==========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF Separate Account A



                                                             JPVF
                                                        Emerging Growth
                                                           Division
                                       -------------------------------------------------
                                                    Year Ended December 31,
                                       -------------------------------------------------
                                             2000             1999             1998
                                       ---------------- ---------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ............................  $  13,138,044     $   (821,544)   $     12,062
  Net realized gain (loss)
   on investments ....................      5,627,874        3,161,020       1,477,889
  Change in net unrealized
   gain (loss) on
   investments .......................    (51,422,188)      59,901,442      16,294,927
                                        -------------     ------------    ------------
Increase (decrease) in net
 assets from operations ..............    (32,656,270)      62,240,918      17,784,878

Contractholder transactions--
 Note F:
  Transfers of net premiums                23,206,293       17,827,633      15,940,085
  Transfers from/to General
   Account and within
   Separate Account, net .............      1,772,323       (2,063,189)        893,513
  Transfers of cost of
   insurance .........................     (8,236,945)      (5,826,562)     (4,518,851)
  Transfers on account
   of death ..........................       (359,625)        (165,890)        (55,398)
  Transfers on account of
   other terminations ................     (1,206,056)        (732,498)       (634,670)
                                        -------------     ------------    ------------
Net increase (decrease)
 in net assets derived
 from contractholder
 transactions ........................     15,175,990        9,039,494      11,624,679
Net increase (decrease) in
 net assets ..........................    (17,480,280)      71,280,412      29,409,557
                                        -------------     ------------    ------------
Balance at beginning of year .........    150,182,525       78,902,113      49,492,556
                                        -------------     ------------    ------------
Balance at end of year ...............  $ 132,702,245     $150,182,525    $ 78,902,113
                                        =============     ============    ============



                                                              JPVF                                      JPVF
                                                         Capital Growth                             Small Company
                                                            Division                                  Division
                                       -------------------------------------------------- ---------------------------------
                                                    Year Ended December 31,                    Year Ended December 31,
                                       -------------------------------------------------- ---------------------------------
                                             2000             1999             1998             2000             1999
                                       ---------------- ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ............................  $  11,743,080    $   3,746,702    $   8,235,378    $     (744,921)  $    1,309,262
  Net realized gain (loss)
   on investments ....................      7,368,381        1,944,106        2,650,023          (482,999)      (1,289,759)
  Change in net unrealized
   gain (loss) on
   investments .......................    (66,896,238)      85,575,214       38,211,343       (15,786,218)      10,478,964
                                        -------------    -------------    -------------    --------------   --------------
Increase (decrease) in net
 assets from operations ..............    (47,784,777)      91,266,022       49,096,744       (17,014,138)      10,498,467

Contractholder transactions--
 Note F:
  Transfers of net premiums                44,411,170       36,826,017       29,497,989        11,362,805       13,211,682
  Transfers from/to General
   Account and within
   Separate Account, net .............     (2,802,881)      11,080,254          358,425        (1,700,830)     (11,233,252)
  Transfers of cost of
   insurance .........................    (16,900,670)     (13,445,085)     (10,254,190)       (4,790,620)      (5,181,027)
  Transfers on account
   of death ..........................       (498,478)        (341,019)        (314,463)         (186,760)        (207,494)
  Transfers on account of
   other terminations ................     (3,093,260)      (2,211,653)      (2,015,250)       (1,020,848)        (940,537)
                                        -------------    -------------    -------------    --------------   --------------
Net increase (decrease)
 in net assets derived
 from contractholder
 transactions ........................     21,115,881       31,908,514       17,272,511         3,663,747       (4,350,628)
Net increase (decrease) in
 net assets ..........................    (26,668,896)     123,174,536       66,369,255       (13,350,391)       6,147,839
                                        -------------    -------------    -------------    --------------   --------------
Balance at beginning of year .........    313,319,361      190,144,825      123,775,570        90,676,671       84,528,832
                                        -------------    -------------    -------------    --------------   --------------
Balance at end of year ...............  $ 286,650,465    $ 313,319,361    $ 190,144,825    $   77,326,280   $   90,676,671
                                        =============    =============    =============    ==============   ==============



                                             JPVF
                                        Small Company
                                           Division
                                       ----------------
                                          Year Ended
                                         December 31,
                                       ----------------
                                             1998
                                       ----------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ............................  $    7,779,948
  Net realized gain (loss)
   on investments ....................         939,643
  Change in net unrealized
   gain (loss) on
   investments .......................     (20,294,880)
                                        --------------
Increase (decrease) in net
 assets from operations ..............     (11,575,289)

Contractholder transactions--
 Note F:
  Transfers of net premiums                 15,832,378
  Transfers from/to General
   Account and within
   Separate Account, net .............      (1,321,696)
  Transfers of cost of
   insurance .........................      (6,129,383)
  Transfers on account
   of death ..........................        (182,629)
  Transfers on account of
   other terminations ................      (1,303,312)
                                        --------------
Net increase (decrease)
 in net assets derived
 from contractholder
 transactions ........................       6,895,358
Net increase (decrease) in
 net assets ..........................      (4,679,931)
                                        --------------
Balance at beginning of year .........      89,208,763
                                        --------------
Balance at end of year ...............  $   84,528,832
                                        ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF Separate Account A



                                                                        JPVF
                                                                       Growth
                                                                      Division
                                                ----------------------------------------------------
                                                                                    Period from
                                                                                January 20, 1998(a)
                                                   Year Ended December 31,               to
                                                ------------------------------      December 31,
                                                      2000           1999               1998
                                                --------------- -------------- ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ................  $  2,140,635    $   (27,530)       $   (6,809)
  Net realized gain (loss) on investments......       871,852        101,362           (46,655)
  Change in net unrealized gain (loss)
   on investments .............................    (9,399,918)     6,934,317           231,287
                                                 ------------    -----------        ----------
Increase (decrease) in net assets from
 operations ...................................    (6,387,431)     7,008,149           177,823

Contractholder transactions--Note F:
  Transfers of net premiums ...................     9,567,778      2,139,922           509,810
  Transfers from/to General Account
   and within Separate Account, net ...........    22,921,819     11,691,084         1,036,375
  Transfers of cost of insurance ..............    (2,693,019)      (554,122)          (70,647)
  Transfers on account of death ...............      (275,452)          (857)               --
  Transfers on account of other
   terminations ...............................       (80,267)       (35,596)            2,676
                                                 ------------    -----------        ----------
Net increase (decrease) in net assets
 derived from contractholder transactions .....    29,440,859     13,240,431         1,478,214
Net increase in net assets ....................    23,053,428     20,248,580         1,656,037
                                                 ------------    -----------        ----------
Balance at beginning of year ..................    21,904,617      1,656,037                --
                                                 ------------    -----------        ----------
Balance at end of year ........................  $ 44,958,045    $21,904,617        $1,656,037
                                                 ============    ===========        ==========



                                                      JPVF                           JPVF
                                                    S&P 500                         Value
                                                    Division                       Division
                                                --------------- ----------------------------------------------
                                                  Period from
                                                 May 1, 2000(a)            Year Ended December 31,
                                                       to       ----------------------------------------------
                                                      2000            2000           1999            1998
                                                --------------- --------------- -------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ................  $    (795,862)  $  6,275,882    $   (105,349)  $    (31,231)
  Net realized gain (loss) on investments......       (192,057)       505,076       1,036,064        781,929
  Change in net unrealized gain (loss)
   on investments .............................    (11,461,616)    (1,813,590)      1,596,857      4,120,409
                                                 -------------   ------------    ------------   ------------
Increase (decrease) in net assets from
 operations ...................................    (12,449,535)     4,967,368       2,527,572      4,871,107

Contractholder transactions--Note F:
  Transfers of net premiums ...................     46,672,630      9,379,960      10,779,535     10,756,077
  Transfers from/to General Account
   and within Separate Account, net ...........     99,956,538     (5,240,545)     (2,106,086)    (1,037,359)
  Transfers of cost of insurance ..............     (6,427,808)    (3,589,313)     (3,899,334)    (3,696,570)
  Transfers on account of death ...............        (49,171)      (178,766)       (104,919)       (92,605)
  Transfers on account of other
   terminations ...............................       (924,582)      (662,267)       (534,017)      (591,078)
                                                 -------------   ------------    ------------   ------------
Net increase (decrease) in net assets
 derived from contractholder transactions .....    139,227,607       (290,931)      4,135,179      5,338,465
Net increase in net assets ....................    126,778,072      4,676,437       6,662,751     10,209,572
                                                 -------------   ------------    ------------   ------------
Balance at beginning of year ..................             --     59,128,384      52,465,633     42,256,061
                                                 -------------   ------------    ------------   ------------
Balance at end of year ........................  $ 126,778,072   $ 63,804,821    $ 59,128,384   $ 52,465,633
                                                 =============   ============    ============   ============

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF Separate Account A



                                                         JPVF                                  JPVF
                                                       Balanced                             High Yield
                                                       Division                              Division
                                    ----------------------------------------------- ---------------------------
                                                Year Ended December 31,               Year Ended December 31,
                                    ----------------------------------------------- ---------------------------
                                          2000            1999            1998           2000          1999
                                    --------------- --------------- --------------- ------------- -------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) .........................  $  2,759,332    $    273,744    $  2,372,689    $  445,900    $  378,386
  Net realized gain (loss) on
   investments ....................       517,749         250,283         111,626      (180,987)      (40,844)
  Change in net unrealized
   gain (loss) on
   investments ....................    (4,300,965)      6,776,884       1,976,202      (820,279)     (124,383)
                                     ------------    ------------    ------------    ----------    ----------
Increase (decrease) in net
 assets from operations ...........    (1,023,884)      7,300,911       4,460,517      (555,365)      213,159

Contractholder transactions--
  Note F:
  Transfers of net premiums .......     5,702,158       5,826,918       5,092,290     1,108,847     1,611,508
  Transfers from/to General
   Account and within
   Separate Account, net ..........     1,598,796        (749,285)        631,049      (237,886)     (711,546)
  Transfers of cost of
   insurance ......................    (2,430,919)     (2,143,582)     (1,897,240)     (350,673)     (376,460)
  Transfers on account
   of death .......................       (30,573)        (33,556)       (107,286)          (19)         (342)
  Transfers on account of
   other terminations .............      (284,620)       (372,514)       (477,084)      (20,769)       (2,318)
                                     ------------    ------------    ------------    ----------    ----------
Net increase (decrease) in
 net assets derived from
 contractholder transactions ......     4,554,842       2,527,981       3,241,729       499,500       520,842
Net increase (decrease) in
 net assets .......................     3,530,958       9,828,892       7,702,246       (55,865)      734,001
                                     ------------    ------------    ------------    ----------    ----------
Balance at beginning of year ......    42,351,263      32,522,371      24,820,125     5,717,507     4,983,506
                                     ------------    ------------    ------------    ----------    ----------
Balance at end of year ............  $ 45,882,221    $ 42,351,263    $ 32,522,371    $5,661,642    $5,717,507
                                     ============    ============    ============    ==========    ==========



                                           JPVF                               JPVF
                                        High Yield                        Money Market
                                         Division                            Division
                                    ------------------- ----------------------------------------------
                                        Period from
                                     January 8, 1998(a)
                                             to                    Year Ended December 31,
                                        December 31,    ----------------------------------------------
                                            1998              2000           1999            1998
                                    ------------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) .........................     $  264,218       $    815,117    $   (177,261)   $   396,249
  Net realized gain (loss) on
   investments ....................        (77,480)           337,672         142,086         53,452
  Change in net unrealized
   gain (loss) on
   investments ....................       (287,866)          (124,029)        740,327         20,157
                                        ----------       ------------    ------------    -----------
Increase (decrease) in net
 assets from operations ...........       (101,128)         1,028,760         705,152        469,858

Contractholder transactions--
  Note F:
  Transfers of net premiums .......        599,541          5,787,297       7,019,291      4,544,085
  Transfers from/to General
   Account and within
   Separate Account, net ..........      4,764,419         (7,740,520)      2,287,638      2,798,249
  Transfers of cost of
   insurance ......................       (255,751)        (1,492,776)     (1,446,885)      (915,629)
  Transfers on account
   of death .......................             --           (166,888)         (7,579)          (578)
  Transfers on account of
   other terminations .............        (23,575)          (306,010)       (190,803)      (302,128)
                                        ----------       ------------    ------------    -----------
Net increase (decrease) in
 net assets derived from
 contractholder transactions ......      5,084,634         (3,918,897)      7,661,662      6,123,999
Net increase (decrease) in
 net assets .......................      4,983,506         (2,890,137)      8,366,814      6,593,857
                                        ----------       ------------    ------------    -----------
Balance at beginning of year ......             --         23,911,267      15,544,453      8,950,596
                                        ----------       ------------    ------------    -----------
Balance at end of year ............     $4,983,506       $ 21,021,130    $ 23,911,267    $15,544,453
                                        ==========       ============    ============    ===========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                            JPF Separate Account A



                                          Fidelity VIP Equity-Income Division           Fidelity VIP Growth Division
                                   -------------------------------------------------- --------------------------------
                                                                      Period from
                                                                  January 8, 1998(a)
                                      Year Ended December 31,             to              Year Ended December 31,
                                   -----------------------------     December 31,     --------------------------------
                                         2000           1999             1998               2000             1999
                                   --------------- ------------- -------------------- ---------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ........................  $    692,025    $  154,970        $      762       $    4,728,460   $    905,136
  Net realized gain (loss)
   on investments ................      (107,875)       85,743          (114,816)             653,539         59,375
  Change in net unrealized
   gain (loss) on
   investments ...................       710,866      (139,539)          192,755          (12,947,695)     8,178,073
                                    ------------    ----------        ----------       --------------   ------------
Increase (decrease) in net
 assets from operations ..........     1,295,016       101,174            78,701           (7,565,696)     9,142,584

Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................     3,896,235     3,054,942         1,459,008           12,312,261      7,194,482
  Transfers from/to General
   Account and within
   Separate Account, net .........     6,031,526     3,139,659         2,814,317            7,241,571     23,690,440
  Transfers of cost of
   insurance .....................    (1,165,558)     (699,983)         (305,514)          (3,898,371)    (1,881,297)
  Transfers on account
   of death ......................        (1,099)           --                --              (56,144)        (4,024)
  Transfers on account of
   other terminations ............       (94,131)      (34,625)           (1,001)            (524,075)      (161,248)
                                    ------------    ----------        ----------       --------------   ------------
Net increase in net assets
 derived from contractholder
 transactions ....................     8,666,973     5,459,993         3,966,810           15,075,242     28,838,353
Net increase in net assets .......     9,961,989     5,561,167         4,045,511            7,509,546     37,980,937
                                    ------------    ----------        ----------       --------------   ------------
Balance at beginning of year .....     9,606,678     4,045,511                --           45,447,975      7,467,038
                                    ------------    ----------        ----------       --------------   ------------
Balance at end of year ...........  $ 19,568,667    $9,606,678        $4,045,511       $   52,957,521   $ 45,447,975
                                    ============    ==========        ==========       ==============   ============



                                   Fidelity VIP Growth              Fidelity VIP II Contrafund
                                         Division                             Division
                                   ------------------- ------------------------------------------------
                                       Period from
                                    January 8, 1998(a)
                                            to                     Year Ended December 31,
                                       December 31,    ------------------------------------------------
                                           1998              2000             1999            1998
                                   ------------------- ---------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ........................     $  (14,921)      $    7,836,767   $  1,337,023    $    938,763
  Net realized gain (loss)
   on investments ................        (10,197)             330,254      1,161,891         381,646
  Change in net unrealized
   gain (loss) on
   investments ...................      1,136,063          (13,587,712)     9,007,322       6,265,813
                                       ----------       --------------   ------------    ------------
Increase (decrease) in net
 assets from operations ..........      1,110,945           (5,420,691)    11,506,236       7,586,222

Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................        925,584           14,891,160     12,582,864       9,182,744
  Transfers from/to General
   Account and within
   Separate Account, net .........      5,643,806            4,184,142      3,316,146       8,458,498
  Transfers of cost of
   insurance .....................       (177,953)          (4,656,439)    (3,837,642)     (2,365,397)
  Transfers on account
   of death ......................             --              (41,957)       (52,782)        (42,331)
  Transfers on account of
   other terminations ............        (35,344)            (725,637)      (255,359)       (262,093)
                                       ----------       --------------   ------------    ------------
Net increase in net assets
 derived from contractholder
 transactions ....................      6,356,093           13,651,269     11,753,227      14,971,421
Net increase in net assets .......      7,467,038            8,230,578     23,259,463      22,557,643
                                       ----------       --------------   ------------    ------------
Balance at beginning of year .....             --           65,000,501     41,741,038      19,183,395
                                       ----------       --------------   ------------    ------------
Balance at end of year ...........     $7,467,038       $   73,231,079   $ 65,000,501    $ 41,741,038
                                       ==========       ==============   ============    ============

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF Separate Account A



                                        Fidelity VIP High Income Division             Fidelity VIP II Index 500 Division
                                   ------------------------------------------- -------------------------------------------------
                                             Year Ended December 31,                        Year Ended December 31,
                                   ------------------------------------------- -------------------------------------------------
                                        2000          1999           1998             2000             1999            1998
                                   ------------- ------------- --------------- ----------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income ..........  $  100,141    $  214,361    $     616,338   $     1,419,624   $    424,703    $    798,886
  Net realized gain (loss)
   on investments ................     (78,081)     (120,010)          97,475        26,566,913      3,073,138         551,714
  Change in net unrealized
   gain on investments ...........    (362,423)       63,150         (784,352)      (29,253,251)    14,391,208      10,456,961
                                    ----------    ----------    -------------   ---------------   ------------    ------------
Increase (decrease) in net
 assets from operations ..........    (340,364)      157,501          (70,539)       (1,266,714)    17,889,049      11,807,561

Contractholder transactions--
 Note F:
  Transfers of net premiums              1,315         4,917           82,028       (18,062,680)    26,012,390      14,424,002
  Transfers from/to General
   Account and within
   Separate Account, net .........    (282,208)     (837,892)      (4,577,188)      (95,253,082)     9,053,639      22,523,380
  Transfers of cost of
   insurance .....................     (54,301)     (102,685)        (264,842)       (2,800,862)    (7,515,597)     (3,847,370)
  Transfers on account
   of death ......................          --           (11)            (219)           (1,563)      (157,655)        (63,585)
  Transfers on account of
   other terminations ............     (14,037)       (8,950)        (126,841)         (665,947)      (668,878)       (380,850)
                                    ----------    ----------    -------------   ---------------   ------------    ------------
Net increase (decrease) in
 net assets derived from
 contractholder transactions .....    (349,231)     (944,621)      (4,887,062)     (116,784,134)    26,723,899      32,655,577
Net increase (decrease) in
 net assets ......................    (689,595)     (787,120)      (4,957,601)     (118,050,848)    44,612,948      44,463,138
                                    ----------    ----------    -------------   ---------------   ------------    ------------
Balance at beginning of year .....   1,755,858     2,542,978        7,500,579       118,050,848     73,437,900      28,974,762
                                    ----------    ----------    -------------   ---------------   ------------    ------------
Balance at end of year ...........  $1,066,263    $1,755,858    $   2,542,978   $            --   $118,050,848    $ 73,437,900
                                    ==========    ==========    =============   ===============   ============    ============



                                           Templeton International Division
                                   ------------------------------------------------
                                               Year Ended December 31,
                                   ------------------------------------------------
                                         2000             1999            1998
                                   ---------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income ..........  $    8,998,599   $  6,360,406    $  2,427,205
  Net realized gain (loss)
   on investments ................         157,164        338,691         776,195
  Change in net unrealized
   gain on investments ...........     (11,224,839)     5,803,054         295,855
                                    --------------   ------------    ------------
Increase (decrease) in net
 assets from operations ..........      (2,069,075)    12,502,151       3,499,255

Contractholder transactions--
 Note F:
  Transfers of net premiums             11,124,240     11,137,465      11,772,271
  Transfers from/to General
   Account and within
   Separate Account, net .........        (102,374)    (5,910,457)      2,942,895
  Transfers of cost of
   insurance .....................      (3,550,597)    (3,422,189)     (3,185,143)
  Transfers on account
   of death ......................        (189,670)      (128,201)        (31,916)
  Transfers on account of
   other terminations ............        (437,759)      (391,045)       (356,684)
                                    --------------   ------------    ------------
Net increase (decrease) in
 net assets derived from
 contractholder transactions .....       6,843,840      1,285,573      11,141,423
Net increase (decrease) in
 net assets ......................       4,774,765     13,787,724      14,640,678
                                    --------------   ------------    ------------
Balance at beginning of year .....      68,544,430     54,756,706      40,116,028
                                    --------------   ------------    ------------
Balance at end of year ...........  $   73,319,195   $ 68,544,430    $ 54,756,706
                                    ==============   ============    ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF Separate Account A



                                                  MFS Research Division                     MFS Utilities Division
                                   ---------------------------------------------------- -------------------------------
                                                                        Period from
                                                                    January 8, 1998(a)
                                       Year Ended December 31,              to              Year Ended December 31,
                                   -------------------------------     December 31,     -------------------------------
                                         2000            1999              1998               2000            1999
                                   --------------- --------------- -------------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ..........  $    727,799     $    16,306        $   30,268       $  1,198,228     $   296,134
  Net realized gain (loss)
   on investments ................       173,047         107,800          (192,250)           282,800         154,941
  Change in net unrealized
   gain (loss) on
   investments ...................    (3,447,864)      1,704,948           335,616           (673,819)      2,096,308
                                    ------------     -----------        ----------       ------------     -----------
Increase (decrease) in net
 assets from operations ..........    (2,547,018)      1,829,054           173,634            807,209       2,547,383

Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................     4,586,794       2,385,029         1,035,071          3,914,237       1,869,430
  Transfers from/to General
   Account and within
   Separate Account, net .........    15,172,831       2,897,902         3,239,091          5,095,485       4,892,184
  Transfers of cost of
   insurance .....................    (1,374,450)       (629,066)         (193,228)        (1,367,572)       (641,737)
  Transfers on account
   of death ......................          (407)         (1,372)          (12,135)               (39)         (6,552)
  Transfers on account of
   other terminations ............       (63,277)        (19,098)              130            (50,043)        (37,493)
                                    ------------     -----------        ----------       ------------     -----------
Net increase in net assets
 derived from contractholder
 transactions ....................    18,321,490       4,633,395         4,068,929          7,592,068       6,075,832
Net increase in net assets .......    15,774,472       6,462,449         4,242,563          8,399,277       8,623,215
                                    ------------     -----------        ----------       ------------     -----------
Balance at beginning of year .....    10,705,012       4,242,563                --         12,773,812       4,150,597
                                    ------------     -----------        ----------       ------------     -----------
Balance at end of year ...........  $ 26,479,484     $10,705,012        $4,242,563       $ 21,173,089     $12,773,812
                                    ============     ===========        ==========       ============     ===========



                                      MFS Utilities
                                         Division                    Oppenheimer Bond Division
                                   -------------------- -----------------------------------------------
                                        Period from
                                    January 12, 1998(a)
                                            to                      Year Ended December 31,
                                       December 31,     -----------------------------------------------
                                           1998               2000            1999            1998
                                   -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ..........      $   56,638       $  1,429,217    $    771,170    $    291,102
  Net realized gain (loss)
   on investments ................          38,000           (194,080)       (134,605)        296,390
  Change in net unrealized
   gain (loss) on
   investments ...................         272,742           (172,794)     (1,114,314)        247,987
                                        ----------       ------------    ------------    ------------
Increase (decrease) in net
 assets from operations ..........         367,380          1,062,343        (477,749)        835,479

Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................         730,856          4,133,053       3,187,323       3,736,503
  Transfers from/to General
   Account and within
   Separate Account, net .........       3,166,986          1,318,403         146,154         595,445
  Transfers of cost of
   insurance .....................        (145,371)        (1,385,568)     (1,282,193)     (1,076,884)
  Transfers on account
   of death ......................              --            (23,511)        (54,423)        (43,142)
  Transfers on account of
   other terminations ............          30,746           (359,880)       (143,229)       (227,487)
                                        ----------       ------------    ------------    ------------
Net increase in net assets
 derived from contractholder
 transactions ....................       3,783,217          3,682,497       1,853,632       2,984,435
Net increase in net assets .......       4,150,597          4,744,840       1,375,883       3,819,914
                                        ----------       ------------    ------------    ------------
Balance at beginning of year .....              --         19,432,090      18,056,207      14,236,293
                                        ----------       ------------    ------------    ------------
Balance at end of year ...........      $4,150,597       $ 24,176,930    $ 19,432,090    $ 18,056,207
                                        ==========       ============    ============    ============

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                            JPF Separate Account A



                                                                                  Oppenheimer Strategic Bond Division
                                                                           -------------------------------------------------
                                                                                                             Period from
                                                                                                         January 12, 1998(a)
                                                                             Year Ended December 31,             to
                                                                           ----------------------------     December 31,
                                                                                2000          1999              1998
                                                                           ------------- -------------- --------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ..................................................  $  239,642     $   88,694        $    1,262
  Net realized gain (loss) on investments ................................     (34,163)       (19,086)           (2,048)
  Change in net unrealized gain (loss) on investments ....................    (146,954)       (22,018)           24,753
                                                                            ----------     ----------        ----------
Increase in net assets from operations ...................................      58,525         47,590            23,967

Contractholder transactions--Note F:
  Transfers of net premiums ..............................................   1,327,863        636,974           452,931
  Transfers from/to General Account and within Separate Account, net .....     168,395        781,202         1,307,674
  Transfers of cost of insurance .........................................    (313,517)      (196,836)          (74,702)
  Transfers on account of death ..........................................        (472)            --                --
  Transfers on account of other terminations .............................     (21,449)       (16,951)           (6,002)
                                                                            ----------     ----------        ----------
Net increase in net assets derived from contractholder transactions ......   1,160,820      1,204,389         1,679,901
Net increase in net assets ...............................................   1,219,345      1,251,979         1,703,868
                                                                            ----------     ----------        ----------
Balance at beginning of year .............................................   2,955,847      1,703,868                --
                                                                            ----------     ----------        ----------
Balance at end of year ...................................................  $4,175,192     $2,955,847        $1,703,868
                                                                            ==========     ==========        ==========

(a) Commencement of operations.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2000, the Separate Account is comprised of twenty-one investment divisions, twelve of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, four of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: Currently, the Separate Account contains the net assets of three variable insurance policies, Ensemble, Ensemble II, and Ensemble III. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, and .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble, Ensemble II, and Ensemble III, respectively.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of Jefferson Pilot Financial does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Separate Account, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 2000 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Separate Account owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2000.



                                                          Net Asset
                                                            Value
                                           Shares         Per Share
                                        ------------   ---------------
JPVF International Equity Division        2,301,788     $  11.420710
JPVF World Growth Stock Division          4,869,028        25.752340
JPVF Global Hard Assets Division            523,753         9.602550
JPVF Emerging Growth Division             4,410,254        30.089480
JPVF Capital Growth Division              8,801,709        32.567590
JPVF Small Company Division               5,214,721        14.828460
JPVF Growth Division                      2,173,640        20.683500
JPVF S&P 500 Index Division              13,863,663         9.144630
JPVF Value Division                       3,284,273        19.427380
JPVF Balanced Division                    3,281,509        13.982050
JPVF High Yield Division                    734,956         7.703380
JPVF Money Market Division                1,925,215        10.918850
Fidelity VIP Equity Income Division         766,797        25.520000
Fidelity VIP Growth Division              1,213,231        43.650000
Fidelity VIP II Contrafund Division       3,084,713        23.740000
Fidelity VIP High Income Division           130,350         8.180000
Templeton International I Division        3,862,509        18.780000
Templeton International II Division          41,847        18.670000
MFS Research Division                     1,273,052        20.800000
MFS Utilities Division                      898,307        23.570000
Oppenheimer Bond Division                 2,149,061        11.250000
Oppenheimer Strategic Division              890,233         4.690000

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE F--CONTRACTHOLDER TRANSACTIONS


                                                                                                 For the period
                                                                                              January 15, 1998(a)
                                                   Year Ended December 31,
                                    ------------------------------------------------------           through
                                               2000                        1999                 December 31, 1998
                                    --------------------------- -------------------------- ---------------------------
                                       Units         Amount        Units        Amount        Units        Amount
                                    ----------- --------------- ----------- -------------- ----------- --------------
JPVF International Equity Division
  Issuance of units                 2,052,856   $ 29,165,816    1,586,816   $21,345,389      806,326   $ 9,244,760
  Redemptions of units              1,181,815     16,981,794    923,203      12,667,542    145,428       1,654,160
                                    ---------   ------------    ---------   -----------    ---------   -----------
    Net Increase                    871,041     $ 12,184,022    663,613     $ 8,677,847    660,898     $ 7,590,600
                                    =========   ============    =========   ===========    =========   ===========


                                                                   Year Ended December 31,
                                  -----------------------------------------------------------------------------------------
                                             2000                          1999                           1998
                                  --------------------------- ------------------------------- -----------------------------
                                     Units         Amount         Units           Amount          Units         Amount
                                  ----------- --------------- ------------- ----------------- ------------ ----------------
JPVF World Growth Stock Division
  Issuance of units                 843,927   $ 37,121,980        710,815     $  31,376,896    943,836       $ 39,051,743
  Redemptions of units            824,786      40,125,883         970,125        42,679,194   1,018,017        42,181,438
                                  ---------   ------------      ---------     -------------   ---------      ------------
    Net Increase (decrease)        19,141     $(3,003,903)       (259,310)    $ (11,302,298)   (74,181)      $ (3,129,695)
                                  =========   ============      =========     =============   =========      ============


                                                               Year Ended December 31,
                                  ----------------------------------------------------------------------------------
                                             2000                        1999                        1998
                                  --------------------------- --------------------------- --------------------------
                                     Units         Amount        Units         Amount        Units        Amount
                                  ----------- --------------- ----------- --------------- ----------- --------------
JPVF Global Hard Assets Division
  Issuance of units                 751,896   $  6,854,443      806,194   $  7,003,824      437,515   $ 3,764,642
  Redemptions of units            841,253       7,670,735     773,498        6,589,824    450,418      3,957,328
                                  ---------   ------------    ---------   ------------    ---------   -----------
    Net Increase                  (89,357)    $  (816,292)     32,696     $    414,000    (12,903)    $ (192,686)
                                  =========   ============    =========   ============    =========   ===========


                                                            Year Ended December 31,
                               ----------------------------------------------------------------------------------
                                          2000                        1999                        1998
                               --------------------------- --------------------------- --------------------------
                                  Units         Amount        Units         Amount        Units        Amount
                               ----------- --------------- ----------- --------------- ----------- --------------
JPVF Emerging Growth Division
  Issuance of units            2,168,103   $ 74,998,124    1,754,220   $ 49,040,558    2,202,083   $45,173,868
  Redemptions of units         1,539,604     59,822,134    1,468,922     40,001,064    1,639,619    33,549,189
                               ---------   ------------    ---------   ------------    ---------   -----------
    Net Increase               628,499     $ 15,175,990    285,298     $  9,039,494    562,464     $11,624,679
                               =========   ============    =========   ============    =========   ===========


                                                           Year Ended December 31,
                              ---------------------------------------------------------------------------------
                                         2000                        1999                       1998
                              --------------------------- -------------------------- --------------------------
                                 Units         Amount        Units        Amount        Units        Amount
                              ----------- --------------- ----------- -------------- ----------- --------------
JPVF Capital Growth Division
  Issuance of units           2,410,771   $109,579,340    1,885,588   $92,037,794    1,791,255   $66,165,409
  Redemptions of units        1,562,990     88,463,459    1,232,624    60,129,280    1,324,641    48,892,898
                              ---------   ------------    ---------   -----------    ---------   -----------
    Net Increase              847,781     $ 21,115,881    652,964     $31,908,514    466,614     $17,272,511
                              =========   ============    =========   ===========    =========   ===========

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                                             Year Ended December 31,
                              -------------------------------------------------------------------------------------
                                         2000                          1999                         1998
                              --------------------------- ------------------------------ --------------------------
                                 Units         Amount         Units          Amount         Units        Amount
                              ----------- --------------- ------------- ---------------- ----------- --------------
JPVF Small Company Division
  Issuance of units             787,149   $ 30,271,090        730,490     $ 27,595,578     916,453   $39,034,264
  Redemptions of units        664,829       26,607,343        845,859       31,946,206   747,736      32,138,906
                              ---------   ------------      ---------     ------------   ---------   -----------
    Net Increase (decrease)   122,320     $  3,663,747       (115,369)    $ (4,350,628)  168,717     $ 6,895,358
                              =========   ============      =========     ============   =========   ===========


                                                                                      For the period
                                                                                   January 20, 1998(a)
                                        Year Ended December 31,
                         ------------------------------------------------------           through
                                    2000                        1999                 December 31, 1998
                         --------------------------- -------------------------- ---------------------------
                            Units         Amount        Units        Amount        Units        Amount
                         ----------- --------------- ----------- -------------- ----------- --------------
JPVF Growth Division
  Issuance of units      2,377,987   $ 54,834,736    1,109,124   $17,796,382      289,470   $ 3,260,004
  Redemptions of units   1,051,115     25,393,877    295,421       4,555,951    162,322       1,781,790
                         ---------   ------------    ---------   -----------    ---------   -----------
    Net Increase         1,326,872   $ 29,440,859    813,703     $13,240,431    127,148     $ 1,478,214
                         =========   ============    =========   ===========    =========   ===========


                                   For the period
                                   May 1, 2000(a)
                                       through
                                  December 31, 2000
                             ---------------------------
                                Units         Amount
                             ----------- ---------------
JPVF S&P 500 Index Division
  Issuance of units          7,896,716   $169,020,380
  Redemptions of units       1,435,105     29,792,773
                             ---------   ------------
    Net Increase             6,461,611   $139,227,607
                             =========   ============


                                                     Year Ended December 31,
                         --------------------------------------------------------------------------------
                                    2000                       1999                       1998
                         -------------------------- -------------------------- --------------------------
                            Units        Amount        Units        Amount        Units        Amount
                         ----------- -------------- ----------- -------------- ----------- --------------
JPVF Value Division
  Issuance of units      1,160,282   $32,005,227    1,018,584   $29,500,940    1,240,410   $32,593,480
  Redemptions of units   1,136,989   32,296,158     874,919      25,365,761    1,047,665    27,255,015
                         ---------   -----------    ---------   -----------    ---------   -----------
    Net Increase         23,293      $ (290,931)    143,665     $ 4,135,179    192,745     $ 5,338,465
                         =========   ===========    =========   ===========    =========   ===========


                                                     Year Ended December 31,
                         --------------------------------------------------------------------------------
                                    2000                       1999                       1998
                         -------------------------- -------------------------- --------------------------
                            Units        Amount        Units        Amount        Units        Amount
                         ----------- -------------- ----------- -------------- ----------- --------------
JPVF Balanced Division
  Issuance of units        829,568   $16,291,888      578,685   $12,521,166      622,617   $11,686,604
  Redemptions of units   484,850      11,737,046    460,757       9,993,185    449,737       8,444,875
                         ---------   -----------    ---------   -----------    ---------   -----------
    Net Increase         344,718     $ 4,554,842    117,928     $ 2,527,981    172,880     $ 3,241,729
                         =========   ===========    =========   ===========    =========   ===========

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                                                                      For the period
                                         Year Ended December 31,
                          -----------------------------------------------------            through
                                     2000                       1999                  December 31, 1998
                          -------------------------- -------------------------- ----------------------------
                             Units        Amount        Units        Amount         Units        Amount
                          ----------- -------------- ----------- -------------- ------------ --------------
JPVF High Yield Division
  Issuance of units         445,288   $ 4,536,821      825,411   $ 8,463,868    1,187,107    $11,940,568
  Redemptions of units    397,947       4,037,321    773,012       7,943,026      686,842      6,855,934
                          ---------   -----------    ---------   -----------    ---------    -----------
    Net Increase           47,341     $   499,500     52,399     $   520,842      500,265    $ 5,084,634
                          =========   ===========    =========   ===========    =========    ===========


                                                          Year Ended December 31,
                            ------------------------------------------------------------------------------------
                                         2000                         1999                       1998
                            ------------------------------ -------------------------- --------------------------
                                Units          Amount         Units        Amount        Units        Amount
                            ------------- ---------------- ----------- -------------- ----------- --------------
JPVF Money Market Division
  Issuance of units           4,458,985     $ 78,658,634   3,240,917   $57,033,996    3,082,919   $52,304,400
  Redemptions of units        4,580,732       82,577,531   2,805,821    49,372,334    2,722,078    46,180,401
                              ---------     ------------   ---------   -----------    ---------   -----------
    Net Increase               (121,747)    $ (3,918,897)  435,096     $ 7,661,662    360,841     $ 6,123,999
                              =========     ============   =========   ===========    =========   ===========


                                                                                                 For the period
                                                                                               January 8, 1998(a)
                                                    Year Ended December 31,
                                     -----------------------------------------------------           through
                                                2000                       1999                 December 31, 1998
                                     -------------------------- -------------------------- ---------------------------
                                        Units        Amount        Units        Amount        Units        Amount
                                     ----------- -------------- ----------- -------------- ----------- --------------
Fidelity VIP Equity-Income Division
  Issuance of units                  1,912,145   $22,542,580    1,131,302   $13,584,576      982,482   $10,549,873
  Redemptions of units               1,169,405    13,875,607    681,291       8,124,583    623,457       6,583,063
                                     ---------   -----------    ---------   -----------    ---------   -----------
    Net Increase                     742,740     $ 8,666,973    450,011     $ 5,459,993    359,025     $ 3,966,810
                                     =========   ===========    =========   ===========    =========   ===========


                                                                                          For the period
                                                                                        January 8, 1998(a)
                                             Year Ended December 31,
                              -----------------------------------------------------           through
                                         2000                       1999                 December 31, 1998
                              -------------------------- -------------------------- ---------------------------
                                 Units        Amount        Units        Amount        Units        Amount
                              ----------- -------------- ----------- -------------- ----------- --------------
Fidelity VIP Growth Division
  Issuance of units           2,509,832   $44,577,392    2,522,313   $39,479,910      655,774   $ 7,806,648
  Redemptions of units        1,589,214    29,502,150      672,246    10,641,557    122,386       1,450,555
                              ---------   -----------    ---------   -----------    ---------   -----------
    Net Increase              920,618     $15,075,242    1,850,067   $28,838,353    533,388     $ 6,356,093
                              =========   ===========    =========   ===========    =========   ===========


                                                                 Year Ended December 31,
                                     --------------------------------------------------------------------------------
                                                2000                       1999                       1998
                                     -------------------------- -------------------------- --------------------------
                                        Units        Amount        Units        Amount        Units        Amount
                                     ----------- -------------- ----------- -------------- ----------- --------------
Fidelity VIP II Contrafund Division
  Issuance of units                  1,757,474   $34,023,319    1,754,276   $33,244,625    2,028,731   $31,008,560
  Redemptions of units               984,205      20,372,050    1,129,685    21,491,398    1,065,432    16,037,139
                                     ---------   -----------    ---------   -----------    ---------   -----------
    Net Increase (decrease)          773,269     $13,651,269    624,591     $11,753,227    963,299     $14,971,421
                                     =========   ===========    =========   ===========    =========   ===========

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                                                   Year Ended December 31,
                                   ----------------------------------------------------------------------------------------
                                                 2000                         1999                        1998
                                   -------------------------------- ------------------------- -----------------------------
                                        Units           Amount         Units        Amount        Units         Amount
                                   -------------- ----------------- ----------- ------------- ------------ ----------------
Fidelity VIP High Income Division
  Issuance of units                       1,666   $     19,477         23,042   $ 283,589       71,621       $    908,088
  Redemptions of units                   30,535        368,708       99,119      1,228,210      455,698         5,795,150
                                      ---------   ------------      ---------   ----------    ---------      ------------
    Net Increase (decrease)             (28,869)  $   (349,231)     (76,077)    $(944,621)    (384,077)      $ (4,887,062)
                                      =========   ============      =========   ==========    =========      ============


                                                                    Year Ended December 31,
                                    ----------------------------------------------------------------------------------------
                                                   2000                           1999                       1998
                                    ---------------------------------- -------------------------- --------------------------
                                         Units            Amount          Units        Amount        Units        Amount
                                    --------------- ------------------ ----------- -------------- ----------- --------------
Fidelity VIP II Index 500 Division
  Issuance of units                     1,304,466   $  28,901,828      3,771,476   $77,313,900    3,405,171   $57,232,632
  Redemptions of units                  6,486,906     145,685,962      2,439,500    50,590,001    1,486,670    24,577,055
                                        ---------   -------------      ---------   -----------    ---------   -----------
    Net Increase (decrease)            (5,182,440)  $(116,784,134)     1,331,976   $26,723,899    1,918,501   $32,655,577
                                       ==========   =============      =========   ===========    =========   ===========


                                                               Year Ended December 31,
                                  ----------------------------------------------------------------------------------
                                              2000                        1999                       1998
                                  ---------------------------- -------------------------- --------------------------
                                     Units         Amount         Units        Amount        Units        Amount
                                  ----------- ---------------- ----------- -------------- ----------- --------------
Templeton International Division
  Issuance of units               1,605,449   $  30,740,885    1,586,916   $28,116,196    2,289,338   $37,928,398
  Redemptions of units            1,218,761      23,897,045    1,515,331    26,830,623    1,615,048    26,786,975
                                  ---------   -------------    ---------   -----------    ---------   -----------
    Net Increase                  386,688     $   6,843,840    71,585      $ 1,285,573    674,290     $11,141,423
                                  =========   =============    =========   ===========    =========   ===========


                                                                                       For the period
                                                                                     January 8, 1998(a)
                                         Year Ended December 31,
                         -------------------------------------------------------           through
                                     2000                        1999                 December 31, 1998
                         ---------------------------- -------------------------- ---------------------------
                            Units         Amount         Units        Amount        Units        Amount
                         ----------- ---------------- ----------- -------------- ----------- --------------
MFS Research Division
  Issuance of units      1,816,067   $  27,820,097      672,625   $ 8,701,356      631,245   $ 7,154,159
  Redemptions of units     621,356       9,498,607    311,684       4,067,961    288,287       3,085,230
                         ---------   -------------    ---------   -----------    ---------   -----------
    Net Increase         1,194,711   $  18,321,490    360,941     $ 4,633,395    342,958     $ 4,068,929
                         =========   =============    =========   ===========    =========   ===========


                                                                                       For the period
                                                                                    January 12, 1998(a)
                                         Year Ended December 31,
                         -------------------------------------------------------           through
                                     2000                        1999                 December 31, 1998
                         ---------------------------- -------------------------- ---------------------------
                            Units         Amount         Units        Amount        Units        Amount
                         ----------- ---------------- ----------- -------------- ----------- --------------
MFS Utilities Division
  Issuance of units        983,437   $  15,316,913      930,122   $11,856,880      667,553   $ 7,474,706
  Redemptions of units   483,522         7,724,845    458,547       5,781,048    324,319       3,691,489
                         ---------   -------------    ---------   -----------    ---------   -----------
    Net Increase         499,915     $   7,592,068    471,575     $ 6,075,832    343,234     $ 3,783,217
                         =========   =============    =========   ===========    =========   ===========

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT A
                               December 31, 2000

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)


                                                     Year Ended December 31,
                           ----------------------------------------------------------------------------
                                     2000                     1999                      1998
                           ------------------------ ------------------------ --------------------------
                             Units       Amount       Units       Amount        Units        Amount
                           --------- -------------- --------- -------------- ----------- --------------
Oppenheimer Bond Division
  Issuance of units        592,570   $12,099,226    646,006   $13,940,162    1,052,232   $22,601,035
  Redemptions of units     400,873     8,416,729    561,178    12,086,530    913,765      19,616,600
                           -------   -----------    -------   -----------    ---------   -----------
    Net Increase           191,697   $ 3,682,497    84,828    $ 1,853,632    138,467     $ 2,984,435
                           =======   ===========    =======   ===========    =========   ===========


                                                                                        For the period
                                                                                     January 12, 1998(a)
                                             Year Ended December 31,
                                -------------------------------------------------           through
                                          2000                     1999                December 31, 1998
                                ------------------------ ------------------------ ---------------------------
                                  Units       Amount       Units       Amount        Units        Amount
                                --------- -------------- --------- -------------- ----------- --------------
Oppenheimer Strategic Division
  Issuance of units             307,996   $ 3,165,909    369,193   $ 3,720,887      374,307   $ 3,726,685
  Redemptions of units          194,748     2,005,089    250,262     2,516,498    204,970       2,046,784
                                -------   -----------    -------   -----------    ---------   -----------
    Net Increase                113,248   $ 1,160,820    118,931   $ 1,204,389    169,337     $ 1,679,901
                                =======   ===========    =======   ===========    =========   ===========

(a) Commencement of operations

                                    PART II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Securities and Exchange Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATIONS REGARDING THE REASONABLENESS OF FEES AND CHARGES

Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

                    REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following pages and documents:

The facing sheet

The prospectus consisting of 63 pages

The undertaking to file reports

The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

The representation as to fees and charges.

The representation pursuant to Rule 6e-3(T)

The signatures

Written consents of the following persons:

(a) Richard Dielensnyder, FSA, MAAA, contained in Exhibit 6 below.

(b) (to be filed by Amendment).

The following exhibits:

6. Consent of Independent Auditors ...

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

  (a) (i) Certified Copy of Resolution of the Executive Committee of the Board of Directors of JP Financial Insurance Company establishing Chubb Separate Account A. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

  (ii) Certified Copy of Resolution of the Board of Directors of JP Financial Insurance Company authorizing the registration of a new policy offered through the Chubb Separate Account A (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, filed on March 13, 1996, File No. 33-01781).

  (b) Not Applicable

  (c) (i) Form of Distribution Agreement among JP Financial Insurance Company, Chubb Separate Account A, and Chubb Securities Corporation. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

  (ii) Specimen Variable Contracts Selling Agreement between Jefferson Pilot Variable Corporation and Selling Broker-Dealers (to be filed by Amendment).

 (iii) Schedule of Sales Commissions (to be filed by Amendment)

  (d) Not Applicable

  (e)

  (i) Specimen last survivor flexible premium variable life insurance policy (to be filed by Amendment)

  (ii) Forms of Riders (to be filed by Amendment)

  (f) (i) Amended and Restated Charter, with all amendments, of JP Financial Insurance Company. Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781.

  (ii) By-Laws of JP Financial Insurance Company. (Incorporated by reference to
Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781.

  (g) Not Applicable

  (h) (i) Participation Agreement by and among Oppenheimer Variable Account Funds, Chubb Life Insurance Company and Oppenheimer Funds Inc., dated January 8, 1998.*

  (ii) Participation Agreement among MFS Variable Trust, Chubb Life Insurance Company and Massachusetts Financial Services Company dated December 9, 1997.*

  (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors Inc., and Chubb Life Insurance Company, dated May 1, 1995.*

  (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Chubb Life Insurance Company dated May 1, 1996.*

  (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Chubb Life Insurance Company dated May 1, 1996.*

* Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6 dated December 1, 1998, File No. 33-01781.

  (i) Not applicable

  (j) Specimen Application (to be filed by Amendment)

  2. Opinion of counsel as to securities being registered (to be filed by Amendment).

  3. Not applicable.

  4. Not applicable.

  5. Actuarial opinions and consents of Richard Dielensnyder, FSA, MAAA (to be filed by Amendment).

  6. Consent of Independent Auditors.

  7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act (to be filed by Amendment).

  8. Form of Reinsurance Agreement. (Incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement on Form S-6, filed May 24, 1994, File No. 33-72830).

  9. Memorandum regarding reliance on Order of the Commission to deduct the DAC Tax Charge (Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement on Form S-6 filed on March 13, 1996, File No. 33-01781).

 27. Financial Data Schedule. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A, has caused this Post-effective Amendment No. 1 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 27th day of April, 2001.

 (Seal)                    JPF Separate Account A
                           (Registrant)

                           Jefferson Pilot Financial Insurance Company
                           (Depositor)

                           By: /s/ Dennis R. Glass
                               ---------------------------
                               Dennis R. Glass

                           Title: Chief Financial Officer


 Attest:          /s/ Reggie D. Adamson
                  ---------------------------
                  Reggie D. Adamson
                  Chief Accounting Officer

                                     II-58t

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company has caused this Post-effective Amendment No. 1 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 27th day of April, 2001.

(Seal)                     Jefferson Pilot Financial Insurance Company
                           By:     /s/ Dennis R. Glass
                                   ----------------------------
                                   Dennis R. Glass
                           Title: Chief Financial Officer

Attest:  /s/ Reggie D. Adamson
         --------------------------------
         Reggie D. Adamson
         Chief Accounting Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                  Title

/s/ Dennis R. Glass                                      April 27, 2001
-----------------------------------                Date ------------------------
Dennis R. Glass            Director

 /s/ Kenneth C. Mlekosh                                  April 27, 2001
-----------------------------------                Date ------------------------
Kenneth C. Mlekosh         Director

/s/ David A. Stonecipher                                 April 27, 2001
-----------------------------------                Date ------------------------
David A. Stonecipher       Director

/s/ Robert D. Bates                                      April 27, 2001
-----------------------------------                Date ------------------------
Robert D. Bates            Director

/s/ Hoyt S. Phillips                                     April 27, 2001
-----------------------------------                Date ------------------------
Hoyt S. Phillips           Director


                                     II-59t